DSM GLOBAL GROWTH FUND
DSM GLOBAL GROWTH & INCOME FUND
each, a series of

PROFESSIONALLY MANAGED PORTFOLIOS
2020 E. Financial Way, Suite 100
Glendora, California 91741
1-877-862-9555

July 11, 2016
Dear Shareholder:

We have important information concerning your investment in the DSM Global Growth Fund and/or the DSM Global Growth & Income Fund (together, the “DSM Funds”), each a series of Professionally Managed Portfolios (the “PMP Trust”). A special meeting (the “Meeting”) of the shareholders of each DSM Fund will be held at 9:00 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741, on Thursday, August 4, 2016. The purpose of the Meeting is to vote on an important proposal that affects your investment in a DSM Fund.
On May 25, 2016, DSM Capital Partners LLC (“DSM”) entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds and an indirect, wholly-owned subsidiary of the Western-Southern Mutual Holding Company (the “Transaction”). Currently, Touchstone Advisors’ retail mutual fund platform includes 33 separate mutual funds, which are managed by Touchstone Advisors and sub-advised by various institutional investment managers.
In connection with the Transaction, the Board of Trustees of the PMP Trust, subject to approval of each of the DSM Funds’ shareholders, has approved the entry into an Agreement and Plan of Reorganization pursuant to which each DSM Fund would be reorganized into the Touchstone Global Growth Fund (the “Acquiring Fund”), a newly created series of Touchstone Strategic Trust (each a “Reorganization” and collectively, “the Reorganization”). The Acquiring Fund will be advised by Touchstone Advisors and sub-advised by DSM and will have the same investment objective as that of the DSM Global Growth Fund and similar principal investment strategies to those of the DSM Global Growth Fund. The Acquiring Fund and the DSM Global Growth & Income Fund have similar but distinct investment objectives, as the Acquiring Fund does not list the pursuit of current income as part of its objective as the DSM Global Growth & Income Fund does. The Acquiring Fund and the DSM Global Growth & Income Fund have similar principal investment strategies except the DSM Global Growth & Income Fund generally has a somewhat more concentrated portfolio than the Acquiring Fund is expected to have. The Acquiring Fund will have the same portfolio manager who is responsible for the day-to-day management of the DSM Funds.

DSM believes that the Reorganizations may benefit shareholders of the DSM Funds by providing them with a fund that has access to Touchstone’s larger distribution platform, which could provide potential asset growth opportunities which, if realized, may result in greater efficiencies and economies of scale, which could lead to lower overall costs over time.

Pursuant to the Agreement and Plan of Reorganization, shareholders of the DSM Funds would receive shares of the Acquiring Fund, as follows:

DSM Funds	Acquiring Fund
DSM Global Growth Fund	Touchstone Global Growth Fund
Institutional Class	Institutional Class
DSM Global Growth & Income Fund	Touchstone Global Growth Fund
Institutional Class	Institutional Class

If you are a shareholder of record of a DSM Fund as of the close of business on Wednesday, June 15, 2016 you will have the opportunity to vote on the proposal. If shareholders of your DSM Fund vote to approve the Reorganizations and other closing conditions are satisfied or waived, you will receive shares of the Acquiring Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the DSM Funds that you hold immediately prior to the closing of the Reorganizations. Each DSM Fund will then cease operations and liquidate. The Reorganizations are expected to be completed on or about August 15, 2016 or as soon as practicable thereafter.

The Board of Trustees of the PMP Trust recommends that you vote FOR the Reorganization proposal.
We have enclosed a Joint Proxy Statement/Prospectus that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund. Please contact AST Fund Solutions at (800) 249-7148 with any questions.

Sincerely,

Elaine E. Richards
Secretary, Professionally Managed Portfolios

QUESTIONS & ANSWERS

We recommend that you read the enclosed Joint Proxy Statement/Prospectus. In addition to the detailed information in the Joint Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of the Reorganizations.
Q.     Why are we sending you the Joint Proxy Statement/Prospectus?

A.    On May 23, 2016, the PMP Trust Board approved, subject to shareholder approval, the reorganization of each DSM Fund into the Acquiring Fund. As a shareholder of a DSM Fund, you are receiving the enclosed Joint Proxy Statement/Prospectus in connection with a special shareholder meeting of the PMP Trust with respect to each of the DSM Funds. At the special meeting, shareholders of each DSM Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the Reorganization of the DSM Fund into the Acquiring Fund.

Q.    Why has the PMP Trust Board recommended each DSM Fund’s Reorganization proposal?

A.    DSM, the current investment advisor to the DSM Funds, entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds. By approving the reorganization of the DSM Funds into the Acquiring Fund, shareholders of the DSM Funds will have the opportunity to continue their investment in a newly created fund that will be sub-advised by DSM and that will have the same investment objective as that of the DSM Global Growth Fund and similar principal investment strategies to those of the DSM Global Growth Fund through a tax-free reorganization of the DSM Funds into the Acquiring Fund. The Acquiring Fund and the DSM Global Growth & Income Fund have similar but distinct investment objectives as the Acquiring Fund does not list the pursuit of current income as part of its objective, as the DSM Global Growth & Income Fund does. The Acquiring Fund and the DSM Global Growth & Income Fund have similar principal investment strategies except the Acquiring Fund is generally expected to have 35 to 55 holdings whereas the DSM Global Growth & Income Fund generally has 25 to 35 holdings. Additionally, the Acquiring Fund has a policy of investing at least 40% of its assets in foreign issuers, while the DSM Funds have a policy of investing at least 30% of assets in foreign issuers. The Acquiring Fund is expected to have the same portfolio manager who is responsible for the day-to-day management of the DSM Funds.

In addition, shareholders of each DSM Fund would gain access to the Touchstone family of mutual funds, a larger and more diverse family of mutual funds managed by Touchstone Advisors, a registered investment advisor since 1994 with approximately $15.8 billion in assets under management as of March 31, 2016 that offers a broad range of equity, fixed-income, alternative and other investment options.
Please refer to “Summary – Reorganizations – What are the reasons for the Reorganizations?” and “Information About the Reorganization – Board Approval of the Reorganizations” in the Joint Proxy Statement/Prospectus for additional information regarding the reasons for the Reorganizations.

Q.    What will happen to my existing shares?

A.    Immediately after the Reorganizations, you will own shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the DSM Fund that you hold immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.    How do the fees and expenses compare?

A.    The management fee rates of the DSM Funds and the Acquiring Fund are the same at current asset levels. However, the advisory fee schedule for the Acquiring Fund has breakpoints and will result in lower advisory fees if the Acquiring Fund’s assets increase above the breakpoint levels. With respect to other operating expenses, the fee and expense structure of the Acquiring Fund will apply following the Reorganizations. For a period of one year following the closing of the Reorganizations, Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain expenses in order to limit annual fund operating expenses for the Institutional Class shares of the Acquiring Fund at a level that is lower than the current expense limitation applicable to Institutional Class shares of each DSM Fund

Institutional Class shares of the DSM Funds and the Acquiring Fund are not subject to any 12b-1 fees or sales charges. However, shareholders of the DSM Funds are subject to a 1% redemption fee for shares sold within 30 days of purchase, while shareholders of the Acquiring Fund are subject to a wire redemption fee of up to $15.

The section of the Joint Proxy Statement/Prospectus entitled “Summary—Reorganizations—How do the fees and expenses of the DSM Funds and the Acquiring Fund compare?” compares the fees and expenses of the Funds in detail and the section entitled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.
Q.    How do the Funds’ investment objectives and principal investment strategies compare?

A.     The Acquiring Fund and the DSM Global Growth Fund have the same investment objective and similar principal investment strategies. Each Fund’s investment objective is to seek capital appreciation. Each Fund invests primarily in equity securities of global issuers.

The Acquiring Fund and the DSM Global Growth & Income Fund have similar but distinct investment objectives and principal investment strategies as the Acquiring Fund does not list the pursuit of current income as part of its objective, as DSM Global Growth & Income Fund does. In particular, the DSM Global Growth & Income Fund seeks current income in addition to capital appreciation as its investment goal, whereas the Acquiring Fund’s investment goal is to seek capital appreciation without regard to current income. The Acquiring Fund and DSM Global Growth & Income Fund have similar principal investment strategies, except the DSM Global Growth & Income Fund generally has a more concentrated portfolio than the Acquiring Fund is expected to have. While each Fund invests primarily in equity securities of global issuers, the DSM Global Growth & Income Fund typically holds approximately 25 to 35 securities whereas the Acquiring Fund is expected to hold 35 to 55 securities. Additionally, the Acquiring Fund has a policy of investing at least 40% of its assets in foreign issuers, while the DSM Funds have a policy of investing at least 30% of assets in foreign issuers.

The section of the Joint Proxy Statement/Prospectus entitled “Summary-Reorganizations-How do the Funds’ investment objectives and principal investment strategies compare?” describes the investment objective and principal investment strategies of each Fund.
Q.     Will I have to pay federal income taxes as a result of the Reorganizations?

A.    You are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of your shares of a DSM Fund for shares of the Acquiring Fund in the Reorganizations. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Prior to the closing of the Reorganizations, each DSM Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to shareholders of the DSM Fund for federal income tax purposes. If the Reorganization of the DSM Global Growth & Income Fund had been completed as of December 31, 2015, the DSM Global Growth & Income Fund would have sold approximately 32% of its portfolio securities prior to the Reorganization. The portfolio repositioning related to that Reorganization would have resulted in realized capital gains of approximately $108,721, or approximately $0.18 per share, and brokerage commissions of approximately $3,000, based on average commissions normally paid by the DSM Funds, if the securities had been sold as of December 31, 2015. The section of the Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations—Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

Q.    Who will manage the Acquiring Fund after the Reorganizations?

A.    Touchstone Advisors will serve as the investment advisor to the Acquiring Fund. DSM, the current investment advisor to the DSM Funds, will serve as the investment sub-advisor to the Acquiring Fund, and Daniel Strickberger, the current portfolio manager of the DSM Funds, will serve as the portfolio manager of the Acquiring Fund and will be responsible for day-to-day management of the portfolio. For more information please see the sections of the Joint Proxy Statement/Prospectus entitled “Summary-Reorganizations-Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganizations?”, “The Funds’ Management-Investment Advisor” and “The Funds’ Management-Sub-Advisor and Portfolio Manager.”

Q.     Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganizations?

A.    No, you will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganizations.

Q.    Who will pay the costs of the Reorganizations?

A.    Touchstone Advisors and DSM or their affiliates will pay the costs of the Reorganizations, including the costs relating to the Meeting and the Joint Proxy Statement/Prospectus.

Q.     What if I redeem my shares before the Reorganizations take place?

A.    If you choose to redeem your shares before the Reorganizations take place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable redemption fee.

Q.     What will happen if shareholders of a DSM Fund do not approve their Fund’s Reorganization or the transaction is not completed?

A.    Each Reorganization is contingent on the completion of the reorganization of DSM Large Cap Growth Fund with and into Touchstone Large Company Growth Fund. Additionally, the Reorganization of DSM Global Growth & Income Fund is contingent on the completion of the Reorganization of DSM Global Growth Fund. Accordingly, the Reorganization of your Fund may not be consummated even if shareholders of your Fund approve the Reorganization proposal for your Fund, if the closing conditions of the reorganizations of one or more other DSM Funds are not satisfied or waived.

In the event a Reorganization is not completed with respect to one or both DSM Funds, the PMP Trust Board will consider other possible courses of action for the applicable DSM Fund(s), including continuing to operate the DSM Fund or Funds as a stand-alone fund, reorganizing the DSM Fund(s) into another mutual fund, or liquidating the DSM Fund(s).
Q.    When will the Reorganizations occur?

A.    The Reorganizations are expected to be completed on or about August 15, 2016 or as soon as practicable thereafter.

Q.    Who should I contact for more information?

A.    You can contact AST Fund Solutions at (800) 249-7148.

DSM GLOBAL GROWTH FUND
DSM GLOBAL GROWTH & INCOME FUND
each, a series of

PROFESSIONALLY MANAGED PORTFOLIOS
2020 E. Financial Way, Suite 100
Glendora, California 91741
1-877-862-9555

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 4, 2016

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of the DSM Global Growth Fund and DSM Global Growth & Income Fund (the “DSM Funds”), each, a series of Professionally Managed Portfolios (the “PMP Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on Thursday, August 4, 2016 at 9:00 a.m. Pacific time, and any adjournment or postponement thereof (the “Meeting”). At the Meeting, shareholders of each DSM Fund will be asked to consider the following proposal with respect to their Fund:
To approve an Agreement and Plan of Reorganization (the “Plan”) between the DSM Fund, a series of the PMP Trust, and the Touchstone Global Growth Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, providing for (i) the transfer of all of the assets of the DSM Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Fund not being assumed by the Acquiring Fund); and (ii) the termination of the DSM Fund subsequent to the distribution of shares of the Acquiring Fund to the DSM Fund’s shareholders in complete liquidation of that Fund (the “Reorganization”).

The Board of Trustees of the PMP Trust (the “PMP Trust Board”) has fixed the close of business on June 15, 2016 as the record date for determination of shareholders entitled to notice of and eligible to vote at the Meeting.

Please sign and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.
Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also vote by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or internet voting, on the proxy card. It is important that you vote promptly.
Important notice regarding the availability of proxy materials for the shareholder meeting to be held on Thursday, August 4, 2016: The notice of special meeting of shareholders, joint proxy statement/prospectus and form of proxy are available on the Internet at https://www.proxyonline.com/docs/TouchstoneDSMGlobal.pdf.

Elaine E. Richards
Secretary, Professionally Managed Portfolios

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the PMP Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please sign, date and return your
proxy card today!

Your proxy vote is important!

JOINT PROXY STATEMENT/PROSPECTUS
JULY 11, 2016
TOUCHSTONE GLOBAL GROWTH FUND
a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1-800-543-0407

DSM GLOBAL GROWTH FUND
DSM GLOBAL GROWTH & INCOME FUND
each, a series of

PROFESSIONALLY MANAGED PORTFOLIOS
2020 E. Financial Way, Suite 100
Glendora, California 91741
1-877-862-9555

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the DSM Global Growth Fund and the DSM Global Growth & Income Fund (together, the “DSM Funds”), each, a series of Professionally Managed Portfolios (the “PMP Trust”). The Board of Trustees of the PMP Trust (the “PMP Trust Board”) has called a special meeting of shareholders of the DSM Funds to be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741, on Thursday, August 4, 2016 at 9:00 am Pacific time, and any adjournment or postponement thereof (the “Meeting”). This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the DSM Funds on or about July 15, 2016.
Shareholders of record of each DSM Fund as of the close of business on Wednesday, June 15, 2016 (the “Record Date”) are entitled to notice of and eligible to vote at the Meeting and any adjournments or postponements thereof. At the Meeting, shareholders of each DSM Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between the DSM Fund and the Touchstone Global Growth Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Touchstone Trust”), providing for (i) the transfer of all of the assets of the DSM Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Fund not being assumed by the Acquiring Fund); and (ii) the termination of the DSM Fund subsequent to the distribution of shares of the Acquiring Fund to the DSM Fund’s shareholders in complete liquidation of that Fund (each, a “Reorganization” and collectively, the “Reorganizations”).
The PMP Trust Board has approved the Plan, subject to approval of the shareholders of the DSM Fund. With respect to each Reorganization, upon the exchange of the assets of the DSM Fund for shares of the Acquiring Fund and the assumption of the liabilities of the DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Fund not being assumed by the Acquiring Fund), such DSM Fund will distribute to its shareholders of record shares of the Acquiring Fund received in the Reorganization in complete liquidation of the DSM Fund. Each shareholder of a DSM Fund will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the DSM Fund that the shareholder held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different). As a shareholder of a DSM Fund, you are being asked to vote to approve the Plan with respect to your Fund pursuant to which these transactions will be accomplished. Each Reorganization is expected to be completed on or about August 15, 2016 or as soon as practicable thereafter.
Each of the DSM Funds and the Acquiring Fund is a series of a registered open-end investment company (mutual fund). The DSM Funds and the Acquiring Fund are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”
This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations. This document also serves as a prospectus for the Acquiring Fund in connection with the shares of the Acquiring Fund to be issued in the Reorganizations. A Statement of Additional Information (“SAI”) dated July 11, 2016 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus.
Additional information concerning each DSM Fund is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that they are legally considered to be part of this Joint Proxy Statement/Prospectus) only insofar as they relate to the DSM Funds. No other parts of such documents are incorporated by reference herein. Because the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectus, SAI, or annual or semi-annual report is available for the Acquiring Fund at this time.

Information About the DSM Funds:	How to Obtain this Information:
Prospectus
1.
Prospectus relating to the DSM Global Growth Fund dated October 31, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811‑05037; 33-12213)
2.
Prospectus relating to the DSM Global Growth & Income Fund dated October 31, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811‑05037; 33-12213)
Statement of Additional Information
3.
SAI relating to the DSM Global Growth Fund dated October 31, 2015, as supplemented through he date of this Joint Proxy Statement/Prospectus (File Nos. 811‑05037; 33-12213)
4.
SAI  relating to the DSM Global Growth & Income Fund dated October 31, 2015, as supplemented through he date of this Joint Proxy Statement/Prospectus (File Nos. 811‑05037; 33-12213)
Annual and Semi-Annual Reports
5.
Annual Report relating to the DSM Global Growth Fund for the fiscal year ended June 30, 2015 (File Nos. 811‑05037; 33-12213)
6.
Annual Report relating to the DSM Global Growth & Income Fund for the fiscal year ended June 30, 2015 (File Nos. 811‑05037; 33-12213)
7.
Semi-Annual Report relating to the DSM Global Growth Fund for the period ended December 31, 2015 (File Nos. 811‑05037; 33-12213)
8.
Semi-Annual Report relating to the DSM Global Growth & Income Fund for the period ended December 31, 2015 (File Nos. 811‑05037; 33-12213)

On file with the SEC (www.sec.gov) (Accession Nos. 0000894189-15-005643 filed October 30, 2015)

On file with the SEC (www.sec.gov) (Accession Nos. 0000894189-15-005643 filed October 30, 2015)

On file with the SEC (www.sec.gov) (Accession Nos. 0000894189-15-005643 filed October 30, 2015)

On file with the SEC (www.sec.gov) (Accession Nos. 0000894189-15-005643 filed October 30, 2015)

On file with the SEC (www.sec.gov) (Accession No. 0000898531-15-000414 filed September 9, 2015)

On file with the SEC (www.sec.gov) (Accession No. 0000898531-15-000414 filed September 9, 2015)

On file with the SEC (www.sec.gov) (Accession No. 0000898531-16-000726 filed March 10, 2016)

On file with the SEC (www.sec.gov) (Accession No. 0000898531-16-000726 filed March 10, 2016)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

·                  is not a deposit of, or guaranteed by, any bank

·                  is not insured by the FDIC, the Federal Reserve Board or any other government agency

·                  is not endorsed by any bank or government agency

·                  involves investment risk, including possible loss of your original investment

TABLE OF CONTENTS

Summary	1

Background	1

Reorganizations	1

What are the considerations for the Reorganizations?	1

What are the key features of the Reorganizations?	2

After the Reorganizations, what shares of the Acquiring Fund will I own?	2

What will happen if shareholders of a DSM Fund do not approve the Reorganization proposed with respect to a DSM Fund or the transaction is not complete?	2

How do the Funds’ investment objectives and principal investment strategies compare?	3

How do the fees and expenses of the DSM Funds and the Acquiring Fund compare?	3

How do the Funds’ performance records compare?	4

Will I be able to purchase, redeem, and exchange shares the same way?	6

How do the distribution policies of the DSM Funds and the Acquiring Fund compare?	7

Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganizations?	7

What will be the primary federal income tax consequences of the Reorganizations?	7

Will there be any repositioning costs?	7

Comparison of Investment Objectives, Principal Investment Strategies and Risks	7

Investment Objectives and Principal Investment Strategies	7

Principal Risks	9

Information About the Reorganizations	11

Reasons for the Reorganizations	11

Board Approval of the Reorganizations	11

Agreement and Plan of Reorganization	13

Description of the Securities to be Issued	14

Material Federal Income Tax Consequences	14

Pro Forma Capitalization	16

The Funds’ Management	16

Investment Advisor	16

Sub-Advisor and Portfolio Manager	17

Investment Advisory Fees	17

Advisory and Sub-Advisory Agreement Approval	18

Expense Limitation Agreement	18

Other Service Providers	18

Choosing a Class of Shares	18

Institutional Class Shares	19

Buying and Selling Fund Shares	19

Exchange Privileges of the Funds	19

Distribution Policy	20

Distribution and Shareholder Servicing Arrangements	20

Information on Shareholders’ Rights	20

Voting Information Concerning the Special Meeting	22

Additional Information about the Acquiring Fund's Investment Strategies	23

Investing with Touchstone	24

Distributions and Taxes	28

Financial Statements and Experts	30

Legal Matters	30

Additional Information	30

Other Business	30

Financial Highlights	31

Exhibit A: Form of Agreement and Plan of Reorganization	A-1

Exhibit B: Fundamental Investment Limitations	B-1

Exhibit C: Control Persons and Principal Holders of Securities	C-1

SUMMARY

This section summarizes the primary features of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Joint Proxy Statement/Prospectus and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Joint Proxy Statement/Prospectus, the SAI, and the Plan, a form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A.
Background

On May 25, 2016, DSM Capital Partners, LLC ("DSM") entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), an indirect, wholly-owned subsidiary of the Western-Southern Mutual Holding Company (the “Transaction”). The closing of the Transaction is conditioned on, among other things, the appointment of DSM as sub-advisor to the Acquiring Fund and the Touchstone Large Company Growth Fund, and the completion of the Reorganization of the DSM Large Cap Growth Fund with and into the Touchstone Large Company Growth Fund.
On May 23, 2016, the PMP Trust Board approved the Plan, subject to shareholder approval. Pursuant to the Plan, with respect to each Reorganization, the DSM Fund will transfer all of its assets to the Acquiring Fund, the Acquiring Fund will assume all of the liabilities of such DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Fund not being assumed by the Acquiring Fund) and the Acquiring Fund will issue shares to the DSM Fund in an aggregate amount equal to the aggregate net assets of the DSM Fund. The Acquiring Fund has the same investment objective as that of the DSM Global Growth Fund and similar principal investment strategies and risks as the DSM Global Growth Fund. The Acquiring Fund and the DSM Global Growth & Income Fund have similar but distinct investment objectives, as the Acquiring Fund does not list the pursuit of current income as part of its objective as the DSM Global Growth & Income Fund does. The Acquiring Fund and the DSM Global Growth & Income Fund have similar principal investment strategies except the Acquiring Fund is generally expected to have 35-55 holdings whereas the DSM Global Growth & Income Fund generally has 25-35 holdings. Additionally, the Acquiring Fund has a policy of investing at least 40% of its assets in foreign issuers, while the DSM Funds have a policy of investing at least 30% of assets in foreign issuers. In addition, the PMP Trust Board approved the reorganization of an additional DSM mutual fund, the DSM Large Cap Growth Fund, into a separate newly created series of the Touchstone Trust. Currently, Touchstone Advisors’ retail mutual fund platform includes 33 separate mutual funds, which are managed by Touchstone Advisors and sub-advised by various institutional investment managers.

Principals, employees and related persons of DSM and the DSM Funds hold 44% and 93% of the outstanding shares of DSM Global Growth Fund and DSM Growth & Income Fund, respectively, as of April 26, 2016. As a result, such persons have the ability to significantly influence the outcome of the vote. Such persons are expected to vote in favor of the Reorganizations.
Reorganizations

What are the considerations for the Reorganizations?

The PMP Trust Board considered the Reorganizations and Plan and recommends that you vote in favor of the proposal to approve the Plan. For the reasons set forth below, the PMP Trust Board believes that the proposed Reorganizations are in the best interests of each DSM Fund and its shareholders, and that the interests of the DSM Funds’ shareholders will not be diluted as a result of the Reorganization. In reaching that conclusion, the PMP Trust Board considered, among other things:
(1)    the reputation, financial strength and resources of Touchstone Advisors and its parent company, the Western-Southern Mutual Holding Company;
(2)    the similarity and differences, if any, in the investment objectives, principal investment strategies and risks of the DSM Funds and the Acquiring Fund;
(3)    that the Acquiring Fund will be managed by DSM, as sub-advisor, and the same portfolio manager will be responsible for day-to-day management of the Fund's portfolio;
(4)    that DSM Fund shareholders will receive the same aggregate dollar value in Institutional Class shares of the Acquiring Fund as their DSM Fund shares immediately prior to the Reorganizations and would not have any dilution in their interests;
(5)    that the advisory fees charged by the Acquiring Fund are the same at current asset levels and lower at higher asset levels than the advisory fees charged by the DSM Funds;

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(6)    that Touchstone Advisors has agreed to provide a one-year contractual expense limitation that will limit the total annual fund operating expenses of the Acquiring Fund to an amount that is lower than the expense limitation in place for the DSM Funds;
(7)    Touchstone Advisors' distribution capabilities, which may contribute to increased asset levels and potentially economies of scale;
(8)    that DSM and Touchstone Advisors or their affiliates will pay all direct expenses of the Funds in connection with the Reorganizations;
(9)    that the Reorganizations are intended to be tax-free reorganizations for federal income tax purposes;
(10)    potential conflicts of interest; and
(11)    alternatives to the Reorganizations for the DSM Funds, including the potential liquidation of the DSM Funds.
With respect to the difference in the investment objective between the Acquiring Fund and the DSM Global Growth & Income Fund, the PMP Trust Board considered the representation of DSM that over the last twelve months, the DSM Global Growth & Income Fund has produced a minimal amount of income. For more information, please see the section entitled “Information About the Reorganizations—Reasons for the Reorganizations” and "Board Approval of the Reorganizations."
What are the key features of the Reorganizations?

The Plan sets forth the key features of the Reorganizations. The Plan provides for the following with respect to each Reorganization:

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the transfer of all of the assets of the DSM Fund to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Fund not being assumed by the Acquiring Fund);

•	the termination of the DSM Fund subsequent to the distribution of shares of the Acquiring Fund to such DSM Fund’s shareholders in complete liquidation of such DSM Fund; and

•	the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganizations are expected to be completed on or about August 15, 2016 or as soon as practicable thereafter.
After the Reorganizations, what shares of the Acquiring Fund will I own?

Each Fund is a series of a registered open-end management investment company (i.e., a mutual fund). In the Reorganizations, you will receive Institutional Class shares of the Acquiring Fund in exchange for the Institutional Class shares of your DSM Fund. The Acquiring Fund shares you receive will have the same aggregate net asset value as the shares of the DSM Fund that you hold immediately prior to closing of the Reorganizations.
What will happen if shareholders of a DSM Fund do not approve the Reorganization proposed with respect to a DSM Fund or the transaction is not completed?

Each Reorganization is contingent on the closing of a separate reorganization – the reorganization of DSM Large Cap Growth Fund with and into the Touchstone Large Company Growth Fund (“Large Cap Reorganization”). If the Large Cap Reorganization is not consummated, the Reorganizations will not be completed even if shareholders of the DSM Global Growth Fund and/or the DSM Global Growth & Income Fund have approved the Reorganization proposal with respect to their Fund.

The Reorganization of the DSM Global Growth & Income Fund is also contingent upon the completion of the DSM Global Growth Fund's Reorganization. If the shareholders of the DSM Global Growth Fund do not approve that Fund's Reorganization or other closing conditions applicable to that transaction are not satisfied or waived, neither Reorganization will be completed.

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In the event a Reorganization is not completed with respect to one or both DSM Funds, the PMP Trust Board will consider other possible courses of action for the applicable DSM Fund(s), including continuing to operate the DSM Fund or Funds as stand-alone funds, reorganizing the DSM Fund(s) into another mutual fund, or liquidating the DSM Fund(s).

How do the Funds’ investment objectives and principal investment strategies compare?

The Acquiring Fund has the same investment objective and similar principal investment strategies as the DSM Global Growth Fund. The Acquiring Fund has a similar investment objective and similar principal investment strategies as the DSM Global Growth & Income Fund; however, there are differences as discussed below. The investment objective of each of the Funds is non-fundamental which means that each Fund’s Board of Trustees may change the investment objective without approval of shareholders of the Fund upon at least 60 days’ prior notice to shareholders. In addition, the Funds have similar fundamental investment limitations, which are set forth in Exhibit B.
The investment objective of the Acquiring Fund and the DSM Global Growth Fund is to seek long-term capital appreciation, whereas the investment objective of the DSM Global Growth & Income Fund is to seek long-term capital appreciation and current income. Therefore, shareholders of the DSM Global Growth & Income Fund will no longer be investing in a fund that seeks current income as part of its investment objective. Each Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization issuers. This policy is a non-fundamental investment policy that each Fund can change upon at least 60-days’ prior notice to shareholders. For purposes of this policy, a large capitalization company has a market capitalization of $10 billion or more at the time of purchase. Each Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy. While the DSM Global Growth Fund generally holds, and the Acquiring Fund is expected to hold, between 35 to 55 securities, the DSM Global Growth & Income Fund generally holds between 25 to 35 securities. Additionally, the Acquiring Fund has a policy of investing at least 40% of its assets in foreign issuers, while the DSM Funds have a policy of investing at least 30% of assets in foreign issuers.
DSM, the investment advisor to the DSM Funds and the investment sub-advisor to the Acquiring Fund, currently manages the DSM Funds and will continue to manage the Acquiring Fund using a bottom-up, idea-driven, growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM identifies issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM holds securities with a long-term investment horizon and does not engage in short-term frequent trading. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.
How do the fees and expenses of the DSM Funds and the Acquiring Fund compare?

Comparative Fee Table. The table below describes the fees and expenses that you pay if you buy and hold Institutional Class shares of each DSM Fund and the pro forma fees and expenses that you may pay if you buy and hold Institutional Class shares of the Acquiring Fund after giving effect to the Reorganizations. Expenses for each DSM Fund are based on the operating expenses incurred by the Institutional Class shares of the DSM Funds as of the calendar year ended December 31, 2015. Expenses for the Institutional Class shares of the Acquiring Fund are based on the fee and expense structure of the Acquiring Fund, assuming that the Reorganizations had been in effect for the 12‑month period ended December 31, 2015.

	DSM Global Growth & Income Fund Institutional Class	DSM Global Growth Fund Institutional Class	Acquiring Fund Pro Forma after Reorganization of DSM Global Growth Fund Institutional Class	Acquiring Fund Pro Forma after Reorganization of the DSM Funds (combined) Institutional Class
Shareholder Fees (fees paid directly from your investment)	0	—		0
Wire Redemption Fee	None	None	Up to $15	Up to $15
Redemption Fee	1.00%	1.00%	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	—%		—%				—%
Management Fees	0.90%		0.90%		0.90%		0.90%
Other Expenses	3.85%		3.31%		2.01%	(1)	1.35%	(1)
Total Annual Fund Operating Expenses	4.75%		4.21%		2.91%		2.25%
Fee Waiver or Expense Reimbursement	(3.65)%	(2)	(3.11)%	(2)	(1.85)%	(4)	(1.19)%	(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.10%	(2)	1.10%	(2)(3)	1.06%	(4)	1.06%	(4)

(1)	Other Expenses are estimated based on expenses based on the fees and expenses of the Acquiring Fund assuming that the Reorganizations are consummated.

(2)
DSM has contractually agreed to reduce its fees and/or pay expenses of the DSM Funds (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.10% of the average daily net assets of the Institutional Class shares of the DSM Funds (the “Expense Cap”) through at least October 31, 2016. To the extent that DSM waives its fees and absorbs expenses to satisfy this Expense Cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Expense Cap. This recoupment right will terminate as of the closing of the Reorganizations.

(3)	Prior to January 1, 2016, the annual expense limit for the DSM Global Growth Fund was 1.20%.

(4)
Effective upon consummation of the Reorganizations, Touchstone Advisors and the Touchstone Trust have agreed to enter into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual operating expenses to 1.06% of average daily net assets for Institutional Class shares of the Acquiring Fund. This contractual expense limitation is effective for one year following the closing of the Reorganizations but can be terminated by a vote of the Board of Trustees of the Touchstone Trust (the “Touchstone Board”) at any time if it deems the termination to be in the best interests of the Acquiring Fund. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Acquiring Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Expense Example. The example below is intended to help you compare the cost of investing in Institutional Class shares of each DSM Fund with the cost of investing in Institutional Class shares of the Acquiring Fund. The example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that operating expenses (before fee waivers and expense limitations/reimbursements) remain the same, and that the expense reimbursement arrangement will be in place for the Acquiring Fund for one year following the closing of the Reorganizations. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years	5 Years	10 Years
DSM Global Growth & Income Fund	$112	$1,102	$2,096	$4,604
DSM Global Growth Fund	$112	$994	$1,890	$4,192
Acquiring Fund Pro Forma after Reorganization of DSM Global Growth Fund	$108	$726	$1,369	$3,100
Acquiring Fund Pro Forma after Reorganization of DSM Global Growth & Income Fund and DSM Global Growth Fund	$108	$589	$1,096	$2,492

Portfolio Turnover. Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. For the period ended June 30, 2015, the portfolio turnover rate for the DSM Global Growth Fund was 91% and the portfolio turnover rate for DSM Global Growth & Income Fund was 113%. See “Will there be any repositioning costs?” below for a discussion of expected portfolio turnover of the DSM Global Growth & Income Fund in connection with the Reorganizations.
How do the Funds’ performance records compare?

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The Acquiring Fund’s Institutional Class shares have no performance history and will adopt the performance history of the DSM Global Growth Fund’s Institutional Class shares. The bar charts and the performance tables below provide some indication of the risks of an investment in the Funds by showing how each Fund’s performance has varied from year to year and by showing how average annual returns compare with a broad measure of market performance. The DSM Global Growth Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. Updated performance information is available on the DSM Funds website at www.dsmmutalfunds.com or by calling 1-877-862-9555.
DSM Global Growth Fund - Calendar Year Total Returns

Best Quarter: 4th Quarter, 2013 14.27%	Worst Quarter: 1st Quarter, 2014 (2.01)%

The DSM Global Growth Fund’s calendar year-to-date total return for Institutional Class shares as of March 31, 2016 was (4.59)%.

DSM Global Growth Fund Average Annual Total Returns
For the periods ended December 31, 2015

		Since Inception
DSM Global Growth Fund	1 Year	(3/28/2012)
Institutional Class
Return Before Federal Income Taxes	8.07%	12.08%
Return After Federal Income Taxes on Distributions	6.27%	10.42%
Returns After Federal Income Taxes on Distributions and Sale of Fund Shares	6.04%	9.25%
MSCI All Country World Index Net (reflects no deductions for fees, expenses or taxes)[1]	(2.36)%	7.13%
 1 The benchmark index of the Acquiring Fund will be the MSCI All Country World Index net.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an Individual Retirement Account ("IRA") or a 401(k), the after-tax returns do not apply to your situation.

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DSM Global Growth & Income Fund - Calendar Year Total Returns

Best Quarter: 4th Quarter, 2015 9.75%	Worst Quarter: 3rd Quarter, 2015 (8.96)%

The DSM Global Growth & Income Fund’s calendar year-to-date total return for Institutional Class shares as of March 31, 2016 was (2.89)%.
DSM Global Growth & Income Fund Average Annual Total Returns
For the periods ended December 31, 2015

		Since Inception
DSM Global Growth & Income Fund	1 Year	(11/12/2013)
Institutional Class
Return Before Taxes	6.22%	8.07%
Return After Federal Income Taxes on Distributions	4.63%	7.18%
Return After Federal Income Taxes on Distributions and Sale of Fund Shares	4.20%	6.02%
MSCI All Country World Index Net (reflects no deductions for fees, expenses or taxes)[1]	(2.36)%	2.57%
 1 The benchmark index of the Acquiring Fund will be the MSCI All Country World Index net.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Will I be able to purchase, redeem, and exchange shares the same way?

The Acquiring Fund is part of the Touchstone family of mutual funds. After the Reorganizations, you will be able to purchase, redeem, and exchange shares of the Acquiring Fund in accordance with the policies of the Touchstone Funds. For more information, see the sections entitled “Choosing a Share Class—Buying and Selling Fund Shares” and “Choosing a Share Class—Exchange Privileges of the Funds.”

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How do the distribution policies of the DSM Funds and the Acquiring Fund compare?

Like the DSM Funds, the Acquiring Fund intends to distribute substantially all of its income and capital gains to its shareholders annually. After the Reorganizations, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganizations or, if you have so elected, distributed in cash. For more information, see the section entitled “Choosing a Share Class—Distribution Policy.”

Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganizations?

After the Reorganizations, Touchstone Advisors, DSM, and Daniel Strickberger will serve as the investment advisor, sub-advisor, and portfolio manager, respectively, to the Acquiring Fund. For additional information regarding Touchstone Advisors, DSM, and Mr. Strickberger, please see the section entitled “The Funds’ Management-Investment Advisor” and “The Funds’ Management-Sub-Advisor and Portfolio Manager.”
What will be the primary federal income tax consequences of the Reorganizations?

The Reorganizations are expected to qualify as tax-free reorganizations for federal income tax purposes. If the Reorganizations so qualify, then no gain or loss will be recognized for federal income tax purposes by the Funds or their shareholders as a direct result of the Reorganizations. As a condition to the closing of each Reorganization, each fund participating in such Reorganization will receive an opinion of counsel that the Reorganization qualifies as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position. See “Information About the Reorganizations-Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganizations.
Will there be any repositioning costs?

Because the DSM Global Growth Fund and the Acquiring Fund will have the same investment objective and similar principal investment strategies and the Acquiring Fund will be managed by DSM, no portfolio repositioning is expected solely as a result of that Reorganization. The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.

If the Reorganization of the DSM Global Growth & Income Fund into the Acquiring Fund had occurred as of December 31, 2015, the DSM Global Growth & Income Fund would have sold approximately 32% of its securities prior to the Reorganization. The portfolio repositioning related to that Reorganization would have resulted in realized capital gains of approximately $108,721, or approximately $0.18 per share, and brokerage commissions of approximately $3,000, based on average commissions normally paid by the DSM Funds, incurred by the DSM Global Growth & Income Fund if the securities had been sold as of December 31, 2015.

The portfolio repositioning related to the Reorganization of the DSM Global Growth & Income Fund may result in a taxable dividend and/or distribution to the DSM Global Growth & Income Fund’s shareholders. It is currently expected that available capital loss carryforwards will offset capital gains, if any, resulting from the repositioning.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Acquiring Fund will (1) have the same investment objective and similar principal investment strategies as those of the DSM Global Growth Fund and (2) have a similar investment objective and similar principal investment strategies as those of the DSM Global Growth & Income Fund, as outlined below. The Acquiring Fund is a newly formed series of the Touchstone Trust created for the purpose of acquiring the DSM Funds’ assets, and will not conduct any investment operations until after the closing of the Reorganizations.
Investment Objectives and Principal Investment Strategies

	DSM Global Growth & Income Fund	DSM Global Growth Fund	Acquiring Fund
Investment Objective	The DSM Fund seeks long-term capital appreciation and current income.	The DSM Fund seeks long-term capital appreciation.	The Acquiring Fund seeks long-term capital appreciation.

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	DSM Global Growth & Income Fund	DSM Global Growth Fund	Acquiring Fund
Principal Investment Strategies
Under normal circumstances, the Fund will generally invest its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund generally will contain 25 to 35 equity securities. The Advisor currently defines a “large capitalization issuer” as one that has a market capitalization of $10 billion or more at the time of purchase. The Fund may also invest up to 40% of its net assets in equity securities of issuers that have a market capitalization below $10 billion at the time of purchase. Under normal market conditions, at least 30% of the Fund’s net assets will be invested in the securities of foreign issuers, including those in emerging markets, through, but not limited to, American Depository Receipts or similar securities. In determining whether an issuer is foreign, the Advisor will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Advisor. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other newly-developed emerging markets, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.

Under normal circumstances, the Fund will generally invest its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund generally will contain 35 to 55 equity securities. The Advisor currently defines a “large capitalization issuer” as one that has a market capitalization of $10 billion or more at the time of purchase. The Fund may also invest up to 40% of its net assets in equity securities of issuers that have a market capitalization below $10 billion at the time of purchase. Under normal market conditions, at least 30% of the Fund’s net assets will be invested in the securities of foreign issuers including those in emerging markets, through, but not limited to, American Depository Receipts or similar securities. In determining whether an issuer is foreign, the Advisor will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Advisor. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other newly-developed trading markets, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.

Under normal circumstances, the Fund will generally invest its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund generally will contain 35 to 55 equity securities. The Fund currently defines a “large capitalization issuer” as one that has a market capitalization of $10 billion or more at the time of purchase. Under normal market conditions, at least 40% of the Fund’s net assets will be invested in the securities of foreign issuers including those in emerging markets, through, but not limited to, American Depository Receipts or similar securities. In determining whether an issuer is foreign, the Fund will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Advisor. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other newly-developed trading markets, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.

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	DSM Global Growth & Income Fund	DSM Global Growth Fund	Acquiring Fund

Diversification Policy
The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.
The Acquiring Fund will have the same diversification policy as the DSM Funds.

Investment Process
DSM manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM identifies issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

DSM manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM identifies issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.
DSM will manage the Acquiring Fund following the same investment process.

DSM currently manages the DSM Funds and will continue to manage the Acquiring Fund using a bottom-up, idea-driven, growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM identifies issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe. In determining whether an issuer is foreign, DSM will consider various factors, including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by DSM.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also

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affect each Fund’s net asset value ("NAV"). There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The principal risks of investing in the DSM Funds and the Acquiring Funds are similar, as their investment objectives and principal investment strategies are similar. However, the Acquiring Fund and the DSM Funds are part of different fund complexes. As a result, there are differences in the disclosure practices of the two fund families; however, the principal risks of the Funds are similar. The principal risks of the Acquiring Fund are set forth below, and such risks apply to the DSM Funds unless noted.
Equity Securities Risk: The Fund is subject to the risk that equity prices will decrease, which could result in a decline in the value of the Fund’s shares. This price volatility and the Fund’s unsecured ownership status as an equity holder are the principal risks to its equity investments.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding.

•
Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•
Emerging Markets Risk: Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Growth Investing Risk: Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.
Management Risk: In managing the Fund’s portfolio, Touchstone Advisors engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if a sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector. The DSM Funds are not subject to this risk.
Non-Diversification Risk: The Fund may invest a significant percentage of its assets in the securities of a single issuer or limited number of issuers. As a result, the Fund may be more sensitive to economic, political, and regulatory developments relating to the issuer or group of issuers in which it invests. This may increase the volatility of the Fund’s investment performance.
Sector Focus Risk: The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.

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INFORMATION ABOUT THE REORGANIZATIONS
Reasons for the Reorganizations

DSM, the current investment advisor to the DSM Funds, has entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, investment advisor to the Touchstone family of mutual funds (the “Transaction”). The closing of the Transaction is conditioned on, among other things, the appointment of DSM as sub-advisor to the Acquiring Fund and the Touchstone Large Company Growth Fund, and the completion of the Reorganization of the DSM Large Cap Growth Fund with and into the Touchstone Large Company Growth Fund. By approving the Reorganizations of the DSM Funds into the Acquiring Fund, shareholders of the DSM Funds will have the opportunity to continue their investment in a newly created fund that will be sub-advised by DSM and that will have the same investment objective as that of the DSM Global Growth Fund and similar principal investment strategies to those of the DSM Global Growth Fund. The Acquiring Fund and the DSM Global Growth & Income Fund have similar but distinct investment objectives as the Acquiring Fund does not list the pursuit of current income, as the DSM Global Growth & Income Fund does. The Acquiring Fund and the DSM Global Growth & Income Fund have similar principal investment strategies except that the Acquiring Fund is expected to have 35 to 55 holdings whereas the DSM Global Growth & Income Fund generally has 25 to 35 holdings. Additionally, the Acquiring Fund has a policy of investing at least 40% of its assets in foreign issuers, while the DSM Funds have a policy of investing at least 30% of assets in foreign issuers. Each Reorganization is expected to be a tax-free reorganization.
The Reorganization will shift management oversight responsibility for the Acquiring Fund from DSM to Touchstone Advisors. However, by engaging DSM as sub-advisor, there will be continuity of the portfolio management team that has been responsible for the DSM Funds’ performance record since inception. The portfolio manager of DSM who has been primarily responsible for the day-to-day management of the DSM Funds will remain the same, although under its manager-of-managers exemptive order, Touchstone Advisors may terminate the sub-advisory agreement with DSM and employ a different sub-advisor at any time without shareholder approval, upon the approval of the Touchstone Board.

Board Approval of the Reorganizations

DSM proposed, and the PMP Trust Board considered, the Reorganizations at an in-person meeting of the Board held on May 23, 2016. Based upon the recommendation of DSM, its evaluation of the relevant information presented to it at this meeting, and in light of its fiduciary duties under federal and state law, the PMP Trust Board, comprised entirely of trustees who are not “interested persons” of the PMP Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), determined that the Reorganizations are in the best interests of the DSM Funds and their shareholders.
In approving the proposed Reorganizations, the PMP Trust Board carefully considered the following factors, among other things:
The reputation, financial strength and resources of Touchstone Advisors and its parent company, the Western-Southern Mutual Holding Company. The PMP Trust Board took into account Touchstone Advisors’ reputation, financial strength and resources. The PMP Trust Board noted that Touchstone Advisors is an experienced provider of investment advisory services with approximately $15.8 billion in assets under management as of March 31, 2016. The PMP Trust Board also considered Touchstone Advisors’ authority to function as a “manager of managers” pursuant to an exemptive order (the “Order”) granted by the SEC. The PMP Trust Board noted that the Order permits Touchstone Advisors, on behalf of the series of the Touchstone Trust including the Acquiring Fund, and subject to the approval of the Touchstone Board, including a majority of the members of the Touchstone Board who are not “interested persons” (as the term is defined in the 1940 Act) of the Touchstone Trust, to hire or replace unaffiliated sub-advisors and to modify any existing or future sub-advisory agreement with an unaffiliated sub-advisor without shareholder approval. The PMP Trust Board also noted that Touchstone Advisors currently monitors the performance of all sub-advisors, and will monitor the performance of DSM as sub-advisor to the Acquiring Fund.
The PMP Trust Board also noted that shareholders of each DSM Fund would gain access to the Touchstone family of mutual funds, a larger and more diverse family of mutual funds managed by Touchstone Advisors that offers a broad range of equity, fixed-income, alternative and other investment options.

The similarity and differences, if any, in the investment objectives, principal investment strategies and risks of the DSM Funds and the Acquiring Fund. The PMP Trust Board considered that the Acquiring Fund will have the same investment objective and substantially the same principal investment strategies and risks as the DSM Global Growth Fund. The PMP Trust Board also considered that the Acquiring Fund’s investment objective differs from the investment objective of the DSM Global Growth & Income Fund as the Acquiring Fund seeks long-term capital appreciation whereas the DSM Global Growth & Income Fund seeks both long-term capital appreciation and current income. The PMP Trust Board additionally considered that

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the Acquiring Fund and DSM Global Growth & Income Fund have somewhat similar principal investment strategies, but that the Acquiring Fund will generally hold 35-55 securities whereas the DSM Global Growth & Income Fund generally holds 25-35 securities and the Acquiring Fund will not seek current income as part of its mandate. The PMP Trust Board considered information presented by DSM which noted that the performance of the DSM Global Growth Fund was generally higher than that of the DSM Global Growth & Income Fund. The PMP Trust Board also considered that the trailing 12 month distribution rate of the DSM Global Growth & Income Fund was 0.78%, whereas the expected distribution rate for the Acquiring Fund was zero. The PMP Trust Board also considered that DSM will be required to reposition the DSM Global Growth & Income Fund’s holdings before the Reorganization which is expected to cause portfolio turnover and transaction expenses; however, the PMP Trust Board noted that DSM represented that these costs were expected to be minimal. The PMP Trust Board further took into account representations from DSM that due to its very small size, Touchstone was not willing to create a separate shell fund to accept the reorganization of the DSM Global Growth & Income Fund on a stand-alone basis. As a result, DSM represented that if the DSM Global Growth & Income Fund were not reorganized into the Acquiring Fund, DSM would not continue to support the Fund and it would likely be liquidated. DSM represented that the cost of liquidation to Fund shareholders was substantially higher than the repositioning costs expected to be incurred in connection with the proposed DSM Global Growth Reorganization. The PMP Trust Board also considered that shareholders who wished to remain invested in a fund which seeks current income could redeem their shares prior to the closing of the Reorganization without the imposition of any redemption fee.

The PMP Trust Board noted that the fundamental investment restrictions of the Acquiring Fund are similar to those of the DSM Funds, although they are worded to conform with the investment restrictions of the other funds within the Touchstone Trust. In addition, the PMP Trust Board considered that the sole portfolio manager of the DSM Funds will be the sole portfolio manager of the Acquiring Fund and therefore, there would be continuity in the investment management process for shareholders.

The terms and conditions of the Reorganizations. The PMP Trust Board considered the terms of the Plan, and, in particular the requirements that all of the assets of the DSM Funds would be transferred in exchange for Institutional Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Funds not being assumed by the Acquiring Fund) of the DSM Funds. The PMP Trust Board noted that DSM Fund shareholders would receive the same dollar value in Institutional Class shares of the Acquiring Fund as their DSM Fund shares immediately prior to the Reorganizations and that there would not be any dilution in such shareholders’ interests.
The PMP Trust Board considered that the advisory fees charged by the Acquiring Fund are the same at current asset levels and lower at higher asset levels than the advisory fees charged by the DSM Funds. The PMP Trust Board considered that there are breakpoints in the advisory fee schedule for the Acquiring Fund, whereas the DSM Funds’ advisory fee schedule has no breakpoints, and that at current asset levels, shareholders will be charged the same advisory fee, with the possibility for a lower advisory fee in the future if the Acquiring Fund grows in size. The PMP Trust Board also considered that Touchstone Advisors has agreed to a one-year contractual expense limitation that will limit the total annual fund operating expenses of the Acquiring Fund to an amount that is lower than the expense limitation currently in place for the DSM Funds.
The PMP Trust Board considered that the Plan provided that the DSM Large Cap Growth Reorganization was not contingent on the consummation of the DSM Global Growth Reorganization, but that the DSM Global Growth Reorganization was contingent on the consummation of the DSM Large Cap Growth Reorganization. The Plan further provided that neither Reorganization was contingent on the consummation of the DSM Global Growth & Income Fund Reorganization.

Touchstone’s distribution capabilities, which may contribute to increased asset levels and potentially economies of scale. The PMP Trust Board considered the fund distribution capabilities of Touchstone Advisors and its affiliates and their commitment to distribute shares of the Acquiring Fund. The PMP Trust Board also considered the potential for the Acquiring Fund to realize lower expenses through economies of scale if asset size is able to increase through these distribution efforts.
DSM and Touchstone Advisors or their affiliates will pay all expenses of the Funds in connection with the Reorganizations. The PMP Trust Board noted that DSM and Touchstone Advisors or their affiliates will bear the direct costs associated with the Reorganizations, Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Joint Proxy Statement/Prospectus, as well as the cost of copying, printing and mailing proxy materials.
The Reorganizations are intended to be tax-free reorganizations for federal income tax purposes. The PMP Trust Board considered that the Reorganizations are expected to qualify as tax-free reorganizations for federal income tax purposes.

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Consideration of potential conflicts of interest. In considering the recommendation of DSM, the PMP Trust Board noted that DSM will not be receiving any consideration but that DSM will be engaged as sub-adviser to the Acquiring Fund and will be receiving a sub-advisory fee. The PMP Trust Board also took into account that the Reorganizations are expected to benefit DSM in that it may result in a reduction of the expenses that DSM has been forced to incur in order to maintain the Funds’ expenses caps.

Other Alternatives. The PMP Trust Board considered other alternatives to the Reorganizations, including the potential liquidation of one or both of the DSM Funds.
Based on the above factors, among others, the PMP Trust Board determined that the Reorganizations are in the best interests of the DSM Funds and their shareholders. The PMP Trust Board approved the Reorganizations, subject to approval of shareholders.
Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan, a form of which is set forth in Exhibit A. The Plan provides that all of the assets of each DSM Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of each DSM Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Funds not being assumed by the Acquiring Fund) on or about August 15, 2016 or such other date as may be agreed in writing by the parties (the “Closing Date”). Each DSM Fund has one class of shares outstanding—Institutional Shares. Holders of Institutional Shares of each DSM Fund will receive Institutional Class shares of the Acquiring Fund.

The Plan provides that prior to the Closing Date, each DSM Fund will endeavor to discharge all of its known liabilities and obligations. In addition, on or prior to the Closing Date, the Plan provides that each DSM Fund will distribute to its shareholders all of such DSM Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or before the Closing Date, all of the DSM Fund’s net tax exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction by any available capital loss carryforwards).
The Plan provides that the initial net asset value of Institutional Class shares of the Acquiring Fund shall be equal to the net asset value of the Institutional Class shares of the DSM Global Growth Fund as of the close of the New York Stock Exchange on the business day immediately preceding the Closing Date (the “Valuation Time”). The Plan provides that the computation of net asset value should be made in accordance with the DSM Funds’ regular practice and the 1940 Act, and that the parties shall use commercially reasonable efforts to resolve any material pricing discrepancies between the practices of the DSM Funds and the Touchstone Trust prior to the Valuation Time. As of the date of this Joint Proxy Statement/Prospectus, the parties do not expect any material pricing discrepancies to occur. U.S. Bancorp Fund Services, LLC, the administrator for the DSM Funds, will compute the value of each DSM Fund’s portfolio of securities.

The Plan provides that, immediately upon receipt, each DSM Fund will distribute pro rata to its shareholders of record the full and fractional shares of the Acquiring Fund received by the DSM Fund pursuant to the Plan. The liquidation and distribution will be accomplished by the establishment of accounts in the names of each DSM Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to a DSM Fund shareholder. All issued and outstanding shares of the DSM Funds will be canceled. The Plan provides that, as soon as practicable after these distributions but in no event later than twelve months following the Closing, each DSM Fund will be liquidated and terminated.
Each Reorganization is subject to the satisfaction or waiver of the closing conditions set forth in the Plan, including the requirement that the Reorganization of the DSM Large Cap Growth will be consummated. The Plan may be terminated (a) by the mutual agreement of the DSM Fund and the Acquiring Fund; (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within ten business days, (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met, or (3) because an event occurs that has a material adverse effect on the other party; (c) by either party following a determination by its Board of Trustees that the Reorganization is not in the best interest of its shareholders; or (d) by each party if the Effective Time does not occur on or prior to October 1, 2016.

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Whether or not a Reorganization is consummated, Touchstone Advisors and DSM or their affiliates are obligated under the Plan to pay the direct expenses incurred by the Funds in connection with the Reorganizations.
Description of the Securities to be Issued

Shareholders of the DSM Funds as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganizations will be fully paid and non-assessable when issued. Shares of the Acquiring Fund to be issued in the Reorganizations will have no preemptive or conversion rights and no share certificates will be issued.
Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a DSM Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of DSM Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of DSM Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold DSM Fund shares as a capital asset at the time of the Reorganizations; or an entity taxable as a partnership for U.S. federal income tax purposes.
Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Funds participating in such Reorganization will receive an opinion from the law firm of Vedder Price P.C. with respect to the Reorganziation substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions for federal income tax purposes:
(i)    The transfer by the DSM Fund of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the DSM Fund to the DSM Fund’s shareholders of record in complete liquidation of the DSM Fund and the termination of the DSM Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the DSM Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(ii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the DSM Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund.
(iii)    No gain or loss will be recognized by the DSM Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the DSM Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the DSM Fund’s shareholders solely in exchange for such shareholders’ shares of the DSM Fund in complete liquidation of the DSM Fund.
(iv)    No gain or loss will be recognized by the DSM Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the DSM Fund solely for Acquiring Fund shares.
(v)    The aggregate basis of the Acquiring Fund shares received by each DSM Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the DSM Fund shares exchanged therefor by such shareholder.
(vi)    The holding period of the Acquiring Fund shares received by each DSM Fund shareholder in the Reorganization will include the period during which the shares of the DSM Fund exchanged therefor were held by such shareholder, provided such DSM Fund shares were held as capital assets at the effective time of the Reorganization.
(vii)    The basis of the assets of the DSM Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the DSM Fund immediately before the effective time of the Reorganization.

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(viii)    The holding period of the assets of the DSM Fund received by the Acquiring Fund will include the period during which such assets were held by the DSM Fund.
No opinion will be expressed as to (1) the effect of the Reorganizations on a DSM Fund, the Acquiring Fund or any DSM Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganizations. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the DSM Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the DSM Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its DSM Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Prior to the Reorganizations, each DSM Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of such DSM Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain, if any, through the closing date of the Reorganization. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the DSM Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganizations, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the DSM Funds are sold prior to the Reorganizations, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the DSM Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the DSM Fund’s shareholders as capital gains (to the extent of net realized long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net realized short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
U.S. federal income tax law permits a regulated investment company to carry forward net capital losses realized for an unlimited number of taxable years.

The Reorganizations will cause the tax year of the DSM Funds to close. After the Reorganizations, the Acquiring Fund’s ability to use the DSM Funds’ realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations.

As of June 30, 2015, for federal income tax purposes, neither DSM Fund had any capital loss carryforwards. As of June 30, 2015, for federal income tax purposes, the DSM Global Growth Fund had net unrealized gains of $585,077. As of June 30, 2015, for federal income tax purposes, the DSM Global Growth & Income Fund had net unrealized gains of $420,659. These figures are likely to change by the date of the Reorganizations, and do not reflect the impact of the Reorganizations, including, in particular, the application of the loss limitation rules discussed herein.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.
This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of

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the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.
Pro Forma Capitalization

The following table sets forth as of December 31, 2015, the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of December 31, 2015. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the capitalization of the Acquiring Fund as of December 31, 2015 after giving effect to the Reorganizations. These numbers may differ as of the closing date of the Reorganizations.
 Assuming the Reorganization of both DSM Funds

	DSM Global Growth & Income Fund	DSM Global Growth Fund	Pro Forma Adjustments(1)		Pro Forma Acquiring Fund
Institutional Class
Net assets	$4,863,414	$6,319,218	None		$11,182,632
Shares outstanding	292,499	341,389	(29,754)	(2)	604,134
Net asset value per share	$16.63	$18.51	None		$18.51

(1)
Touchstone Advisors and DSM or their affiliates will bear 100% of the direct expenses of the Reorganizations, which are estimated to be approximately $150,000. As a result, there are no pro forma adjustments to net assets.

(2)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the DSM Global Growth & Income Fund based on its net asset value per share as of December 31, 2015 relative to the net asset value of DSM Global Growth Fund.

Assuming the Reorganization of only the DSM Global Growth Fund

	DSM Global Growth Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Global Growth Acquiring Fund
Institutional Class
Net assets	$6,319,218	None	$6,319,218
Shares outstanding	341,389	None	341,389
Net asset value per share	$18.51	None	$18.51

(1)
Touchstone Advisors and DSM or their affiliates will bear 100% of the direct expenses of the Reorganization, which are estimated to be approximately $150,000. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganization.

THE FUNDS’ MANAGEMENT

DSM is the investment advisor to the DSM Funds. Following the Reorganizations, Touchstone Advisors will serve as the investment advisor to the Acquiring Fund and DSM will serve as the investment sub-advisor.
Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of March 31, 2016, it had approximately $15.8 billion in assets under management.
Touchstone Advisors is responsible for selecting the Acquiring Fund’s sub-advisor(s), subject to approval by the Touchstone Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;

•	performance as compared to its peers or benchmark;

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•	consistency of performance over 5 years or more;

•	level of compliance with investment rules and strategies;

•	employees;

•	facilities and financial strength; and

•	quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits the Touchstone Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Touchstone Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Touchstone Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders will be notified of any material changes in the Acquiring Fund’s sub-advisory arrangements. After the Reorganizations, Touchstone Advisors and the Touchstone Trust will continue to rely on this exemptive order.

Two or more sub-advisors may manage the Acquiring Fund, with each managing a portion of the Acquiring Fund’s assets. If the Acquiring Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Acquiring Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Acquiring Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Acquiring Fund at an annualized rate based on the average daily net assets of the Acquiring Fund. Touchstone Advisors, and not the Acquiring Fund, pays sub-advisory fees to DSM from its advisory fee.

Sub-Advisor and Portfolio Manager

Sub-Advisor: DSM Capital Partners, LLC, 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418
DSM has served as investment advisor to the DSM Global Growth Fund and DSM Global Growth & Income Fund since their inception on March 28, 2012 and November 12, 2013, respectively, and will serve as sub-advisor to the Acquiring Fund following the Reorganizations. As sub-advisor, DSM will make investment decisions for the Acquiring Fund and will also ensure compliance with the Acquiring Fund’s investment policies and guidelines. DSM was founded in 2001 and serves as investment advisor to endowments and foundations, pensions plans, family offices, high net worth individual investors, and corporations. DSM is owned by its co-founders Stephen Memishian and Daniel Strickberger. As of March 31, 2016, DSM had approximately $6.4 billion in assets under management.
Portfolio Manager: Daniel Strickberger
Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co. Mr. Strickberger has also worked as an equity analyst at Oppenheimer & Co. and as a credit analyst at Morgan Guaranty and The Bank of Tokyo. Mr. Strickberger holds a Bachelor of Science in Business Administration and Finance from the University of Delaware and a Master of Business Administration in Finance and International Business from New York University. He serves on the Investment Committee of the University of Delaware Endowment.
The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of each DSM Fund’s shares.

Investment Advisory Fees

Each DSM Fund currently pays investment advisory fees at an annual rate of 0.90% of the average daily net assets of the DSM Fund.

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The advisory fee for the Acquiring Fund will be equal to an annual rate of 0.90% on Fund assets under $500 million, 0.85% on Fund assets between $500 million and $2 billion, and 0.80% on assets over $2 billion. Touchstone Advisors will pay sub-advisory fees to DSM from its advisory fee.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the PMP Trust Board’s approval of the advisory agreement for each DSM Fund is included in the PMP Trust’s semi-annual report dated December 31, 2015 for the DSM Funds. A discussion of the basis of the Touchstone Board’s approval of the advisory agreement with Touchstone and sub-advisory agreement with DSM will be included in the Touchstone Trust’s December 31, 2016 Semi-Annual Report.
Expense Limitation Agreement

DSM Fund. DSM contractually agreed to reduce its fees and/or pay DSM Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual fund operating expenses for Institutional Class shares indefinitely, but at least through October 31, 2016. To the extent that DSM waives its fees and/or absorbs expenses to satisfy these expense caps, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense cap. The expense limitation agreement and this recoupment right will terminate upon completion of the Reorganization with respect to each DSM Fund.

Acquiring Fund. Touchstone Advisors has contractually agreed to waive the Acquiring Fund’s fees and reimburse expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions, and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) to the extent necessary to ensure the Acquiring Fund’s total annual operating expenses do not exceed the amount specified below. Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or reimbursed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limits set forth below. These expense limits would become effective upon the closing of the Reorganizations and would remain in place for at least one year. The Acquiring Fund’s expenses may be higher following the expiration of the expense limitation agreement.

Fund	Annual Expense Limit (as a % of daily net assets)
DSM Global Growth Fund*	1.10%
DSM Global Growth & Income Fund	1.10%
Touchstone Global Growth Fund	1.06%
*Prior to January 1, 2016, the annual expense limit for the DSM Global Growth Fund was 1.20%.

Other Service Providers

The Acquiring Fund will engage the service providers set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CHOOSING A SHARE CLASS

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Share Class Offerings. Each DSM Fund offers only Institutional Class shares. The Acquiring Fund is offering Institutional Class shares pursuant to this Joint Proxy Statement/Prospectus. The Acquiring Fund is also expected to offer Class A, Class C and Class Y shares. If the Reorganizations are consummated, shareholders of the DSM Funds will receive Institutional Class shares of the Acquiring Fund in the Reorganizations. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire Institutional Class shares of the Acquiring Fund other than in connection with the Reorganization, and nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the Acquiring Fund. The Touchstone Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganizations. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Institutional Class Shares

Institutional Class shares of the Acquiring Fund are sold at NAV, without an initial sales charge and are not subject to a Rule 12b-1 fee or contingent deferred sales charge. Institutional Class shares of the Acquiring Fund will be subject to different initial and additional investment requirements than Institutional Class shares of the DSM Funds as set forth in the chart below. The Acquiring Fund will waive its initial minimum investment requirements with respect to shareholder accounts established in connection with the Reorganizations. The Acquiring Fund's minimum size for subsequent purchases will apply following the Reorganizations. Institutional Class shares of the Acquiring Fund will be offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

Buying and Selling Fund Shares

The Funds have different minimum investment requirements with respect to Institutional Class shares, which are set forth in the chart below.

	Institutional Class
Minimum Investment Requirements	Initial Investment	Additional Investment
DSM Funds	$100,000	$25,000
Acquiring Fund*	$500,000	$50
* The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganization.

You may buy and sell shares in the Funds on a day when the New York Stock Exchange is open for trading. Institutional Class shares are available through Touchstone Securities or your financial institution. The Acquiring Fund’s shares may be redeemed by telephone, Internet, mail, or wire or through accounts with certain brokers and other financial institutions. Payments for redemptions of shares of the Acquiring Fund are sent within seven days (normally within 3 business days) after receipt of a proper redemption request received in accordance with the requirements set forth in the “Investing with Touchstone” section below. The Acquiring Fund reserves the right to redeem in kind, under certain unusual circumstances (such as a period of unusually high market volatility), by paying you the proceeds in liquid securities rather than in cash. In-kind redemptions are taxable to you for federal income tax purposes in the same manner as cash redemptions. For more information about buying and selling shares see “Investing with Touchstone” or call 800.543.0407.

Exchange Privileges of the Funds

The Funds are subject to the exchange privileges listed below.
DSM Funds. Currently, you may exchange all or a portion of your investment, from a DSM Fund to another DSM mutual fund, by mail or telephone provided you did not decline telephone options on your account application. Any new account established through an exchange will be subject to a minimum investment requirement described above. In addition, existing accounts are subject to a minimum exchange requirement of $25,000. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Additionally, an exchange will be considered a sale of shares for the purpose of assessing redemption fees. You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class.

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Acquiring Fund. Institutional Class shares of the Acquiring Fund are exchangeable for Institutional Class shares of any other Touchstone Fund, as long as investment minimums and proper selling agreement requirements are met. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.
You may realize taxable gain if you exchange shares of the Acquiring Fund for shares of another fund.

Distribution Policy

The Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains annually. Dividends, if any, are declared and paid annually by the Acquiring Fund. The Acquiring Fund intends to make distributions of capital gains, if any, at least annually. If you own shares on the record date of the distribution, you will be entitled to receive the distribution.
Shareholders of the DSM Funds who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in Institutional Class shares of the Acquiring Fund after the Reorganizations. Shareholders of the DSM Funds who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE ACQUIRING FUND

Rule 12b-1 Distribution Plans. The Institutional Class shares of the Acquiring Fund do not have a Distribution and Shareholder Servicing Plan.
Additional Compensation to Financial Intermediaries. Touchstone Securities, the Touchstone Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Acquiring Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.
Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services, including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Acquiring Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.
Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Acquiring Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although the Acquiring Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the Acquiring Fund’s SAI.

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INFORMATION ON SHAREHOLDERS' RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description. Further information about each DSM Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC. Further information about the Acquiring Fund’s governance structure is contained in the SAI and its governing document, which are on file with the SEC.
Organization and Governing Law. Each DSM Fund is a series of the PMP Trust and the Acquiring Fund is a series of the Touchstone Trust (the PMP Trust and the Touchstone Trust are referred to herein as the “Trusts”). Each Trust is a Massachusetts business trust. Each Fund is governed by the respective Trust’s Declaration of Trust (together, the “Declarations”) and the respective Trust’s By-Laws, both as amended, restated, or supplemented from time to time. Each Fund and its business and affairs are managed under the supervision of its Board.
Shares. When issued and paid for in accordance with the prospectuses, shares of each Fund are fully paid and non-assessable, having no preemptive or subscription rights. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash or in additional Fund shares or in a combination thereof. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.
Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Massachusetts law or their governing instruments. The governing instruments of each Fund generally provide that a meeting of shareholders may be called at any time by the respective Board. The governing instruments of the Touchstone Trust provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of the holders of 10% of the shares then outstanding. The governing instruments of the PMP Trust provide that meetings of the shareholders may be called by the Trustees for the purpose of taking action upon any matter deemed by the Trustees to be necessary or desirable.

Submission of Shareholder Proposals. Neither the Touchstone Trust nor the PMP Trust has provisions in its respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum. The governing instruments of the Touchstone Trust provide that a quorum will exist if shareholders of a majority of the outstanding shares entitled to vote are present at the meeting in person or by proxy. The governing instruments of the PMP Trust provide that a quorum will exist if shareholders of 40 percent of the shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law.

Number of Votes. The governing instruments of each Trust provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. The governing instruments do not provide for cumulative voting.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law. For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval. Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Trustees. The shareholders of the Touchstone Funds are entitled to vote for the election and the removal of Trustees. The Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any trustee may be removed with or without cause, by two-thirds of the Trustees or by a vote of two-thirds of the outstanding shares of the Touchstone Trust. The Trustees of the PMP Trust, by majority vote, may elect to remove Trustees. Shareholders may elect Trustees at any meeting of the shareholders called by the Trustees for that purpose.

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Amendment of Governing Instruments. The Touchstone Trust’s Board has the right to amend, from time to time, the Declaration subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity. The Declaration of the PMP Trust may be amended by the Trustees in writing and signed by a majority. The By-Laws of the PMP Trust may be amended by a majority of shareholders and the Trustees may amend the By-Laws subject to this right.

Mergers and Reorganizations. The Declaration of the Touchstone Trust provides for the reorganization of the Trust or any series of the Trust by the transfer of the assets of the Trust or such series to another trust or fund by vote of the Trustees of the Touchstone Trust without the approval of shareholders, unless such approval is required under the 1940 Act. The Trustees of the PMP Trust may cause the Trust or its series to be merged, so long as it is authorized by a vote of a majority of shareholders.

Liquidation of a Fund. The Touchstone Board may liquidate a series if approved by vote of a majority of the outstanding shares, as defined above. The Trustees of the PMP Trust may liquidate a Fund by written notice to the shareholders of such Fund.

Indemnification. The governing documents generally provide for the indemnification of each Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

VOTING INFORMATION CONCERNING THE MEETING

Proxies are being solicited by the PMP Trust Board on behalf of the DSM Funds. The proxies will be voted at the Meeting. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors and DSM or their affiliates.

AST Fund Solutions (“AST” or “Solicitor”) has been engaged to assist in the solicitation of proxies for the Meeting. Solicitor’s fees and costs are expected to be approximately $9,000. Proxies are expected to be solicited principally by mail, but the DSM Funds or Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Although AST representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees and agents of DSM, Touchstone Advisors or their affiliates. Such solicitations may be by telephone, through the Internet or otherwise.

The purpose of the Meeting is set forth in the accompanying Notice. The PMP Trust Board knows of no other business that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each whole share of a DSM Fund is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote.

Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the PMP Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold the Meeting, a quorum of shareholders of a DSM Fund must be present. Holders of more than 40% of the total number of shares of each DSM Fund entitled to vote, present in person or by proxy, shall constitute a quorum for such DSM

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Fund for the purpose of voting on the Reorganization proposal and for the purpose of transacting any other business that may come before the Meeting. Approval of each Reorganization requires the approval of the lesser of (i) 67% or more of the voting securities of the applicable DSM Fund entitled to vote on the Reorganization proposal that are present at the Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the applicable DSM Fund entitled to vote on the Reorganization proposal.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in favor of the approval of a Reorganization. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of a Reorganization.

If the necessary quorum to transact business or the vote required to approve a Reorganization proposal is not obtained at the Meeting, a majority of votes present may approve one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders’ meeting, any lesser number is sufficient for adjournments.

Shareholder Information. Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each DSM Fund, owned 5% or more of the outstanding shares of the Institutional Class shares of the DSM Fund. Officers, employees and related persons of DSM and the DSM Funds own 44% of the shares of DSM Global Growth Fund and 93% of the shares DSM Global Growth & Income Fund, respectfully, as of April 26, 2016. It is expected that such holders will vote their shares in favor of the Reorganizations. Accordingly, such shareholders have the ability to significantly influence the outcome of the vote.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES

In addition to the investments and strategies described under “Comparison of Investment Objectives, Principal Investment Strategies and Risks—Investment Objective and Principal Investment Strategies” in this Joint Proxy Statement/Prospectus, the Acquiring Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Acquiring Fund’s SAI.

The Acquiring Fund’s investment objective is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described in this Joint Proxy Statement/Prospectus are those that the Acquiring Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Acquiring Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Acquiring Fund’s objective. This defensive investing may increase the Acquiring Fund’s taxable income. The Acquiring Fund will do so only if the Acquiring Fund’s sub-advisor believes that the risk of loss in using the Acquiring Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Acquiring Fund will achieve its investment objective.

Portfolio Composition. The Acquiring Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Acquiring Fund must comply with its 80% Policy at the time the Acquiring Fund invests its assets. Accordingly, when the Acquiring Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy. The 80% Policy may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change in the Acquiring Fund's 80% Policy takes effect.

Other Investment Companies. The Acquiring Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

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Lending of Portfolio Securities. The Acquiring Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board, including a requirement that the Acquiring Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Touchstone Advisors will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

INVESTING WITH TOUCHSTONE

Purchasing Your Shares

The Acquiring Fund is offering Institutional Class shares pursuant to this Joint Proxy Statement/Prospectus. The Acquiring Fund is also expected to offer Class A, Class C and Class Y shares. If the Reorganizations are consummated, shareholders of the DSM Fund will receive Institutional Class shares of the Acquiring Fund in the Reorganizations. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire Institutional Class shares of the Acquiring Fund other than in connection with the Reorganizations, and nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the Acquiring Fund.

Selling Your Shares

If you elect to receive your redemption proceeds in cash and the payment is not cashed for six months, your account will be coded as a lost shareholder account and correspondence will be sent to you requesting that you contact the Acquiring Fund in order to remove this coding. If the Acquiring Fund does not hear from you within 30 days of the mailing of this notice, the redemption check will be cancelled and then reinvested in the Acquiring Fund at the per share net asset value determined as of the date of cancellation.

Through Touchstone Securities—By telephone or Internet

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You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•	You may only sell shares over the telephone or via the Internet if the amount is less than or equal to $100,000.

•	Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet.

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If we receive your sale request by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.

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Interruptions in telephone or Internet service could prevent you from selling your shares when you want to. When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

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In order to protect your investment, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

◦	Requiring personal identification.

◦	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

◦	Mailing checks only to the account address shown on Touchstone Securities’ records.

◦	Directing wires only to the bank account shown on Touchstone Securities’ records.

◦	Providing written confirmation for transactions requested by telephone.

◦	Digitally recording instructions received by telephone.

Through Touchstone Securities—By mail

•	Write to Touchstone Securities.

•	Indicate the number of shares or dollar amount to be sold.

•	Include your name and account number.

•	Sign your request exactly as your name appears on your investment application.

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•	You may be required to have your signature guaranteed. (See “Signature Guarantees” below for more information.)

Through Touchstone Securities—By wire

•	Complete the appropriate information on the investment application.

•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

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You may be charged a fee of up to $15 by the Acquiring Fund or the Acquiring Fund’s Authorized Processing Organization ("APO") for wiring redemption proceeds. You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.

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Your redemption proceeds may be deposited directly into your bank account through an Automated Clearing House ("ACH") transaction. There is no fee imposed by the Acquiring Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information.

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If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website: TouchstoneInvestments.com.

Through Touchstone Securities—Through a systematic withdrawal plan

•	You may elect to receive, or send to a third-party, systematic withdrawals of $50 or more if your account value is at least $5,000.

•	Systematic withdrawals can be made monthly, quarterly, semiannually or annually.

•	There is no fee for this service.

•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or APO

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You may also sell shares by contacting your financial intermediary or APO, which may charge you a fee for this service. Shares held in street name must be sold through your financial intermediary or, if applicable, the APO.

•	Your financial intermediary or APO is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•	Your financial intermediary may charge you a fee for selling your shares.

•	Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or APO to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. The Acquiring Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	Proceeds are being sent to an address other than the address of record.

•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

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Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Acquiring Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Acquiring Fund shares by shareholders. The Touchstone Board has adopted the following policies and procedures with respect to market timing of the Acquiring Fund by shareholders. The Acquiring Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Acquiring Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Acquiring Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Acquiring Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Acquiring Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Acquiring Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Touchstone Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Touchstone Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Touchstone Funds for their customers through which transactions are placed. If the Acquiring Fund identifies excessive trading in such an account, the Acquiring Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Acquiring Fund. In accordance with Rule 22c-2 under the 1940 Act, the Touchstone Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Touchstone Funds’ market-timing policy; (2) furnish the Touchstone Funds, upon their request, with information regarding customer trading activities in shares of the Touchstone Funds; and (3) enforce the Touchstone Funds’ market-timing policy with respect to customers identified by the Touchstone Funds as having engaged in market timing. When information regarding transactions in the Touchstone Funds’ shares is requested by a Touchstone Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Touchstone Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Touchstone Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Touchstone Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Touchstone Funds, nor will they enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

The Acquiring Fund will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Acquiring Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms and regulatory documents (annual and semi-annual reports, prospectuses, information statements and proxy materials) for shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a broker-dealer or financial intermediary, please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

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Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request received in accordance with the requirements set forth in this "Investing with Touchstone" section.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial intermediary may benefit from the use of your money.

Acquiring Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Low Account Balances ( only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;

•	When trading on the NYSE is restricted; or

•	During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances (such as a market emergency), when the Touchstone Board deems it appropriate, the Acquiring Fund may make payment for shares redeemed in portfolio securities of the Acquiring Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Acquiring Fund Shares

The Acquiring Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. The Acquiring Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Acquiring Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Touchstone Board (or under its direction). The Acquiring Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less typically are valued on the basis of amortized cost, provided such amount approximates market value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

•	Any foreign securities held by the Acquiring Fund will be priced as follows:

◦	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

◦
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

◦
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Acquiring Fund does not price its shares, the Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

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Securities held by the Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Touchstone Board. Any debt securities held by the Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Acquiring Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Acquiring Fund has established fair value policies and procedures that delegate fair value responsibilities to Touchstone Advisor. These policies and procedures outline the fair value method for Touchstone Advisors. Touchstone Advisors' determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Touchstone Board, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Acquiring Fund’s assets that is invested in other mutual funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

The Acquiring Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. The Acquiring Fund distributes its income, if any, annually to shareholders. The Acquiring Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25. For amounts less than $25 the dividends and distributions will be automatically reinvested in Acquiring Fund shares of the class you hold. To elect cash payments, you must notify the Acquiring Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial institution, you must contact the institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.

The Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund. A dividend or distribution paid by the Acquiring Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by the Acquiring Fund.

Federal Income Tax Information

The tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Acquiring Fund intends to qualify annually to be treated as regulated investment companies (“RICs”) under the Code. As such, the Acquiring Fund will not be subject to federal income taxes on the earnings they distribute to shareholders

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provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Acquiring Fund’s shareholders substantially all of the Acquiring Fund’s net investment income and capital gains each year. If for any taxable year the Acquiring Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Acquiring Fund will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Acquiring Fund or choose to receive cash. Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Acquiring Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Acquiring Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by the Acquiring Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Acquiring Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Acquiring Fund or exchange shares of the Acquiring Fund for shares of another Touchstone Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Acquiring Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Acquiring Fund. Sales of shares of the Acquiring Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Acquiring Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. The Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes. Income received by the Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes. If the Acquiring Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular

29

circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Acquiring Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Acquiring Fund. This Joint Proxy Statement/Prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Acquiring Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in the Acquiring Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes paid by the Acquiring Fund during the prior taxable year.
Important Tax Reporting Considerations. The Acquiring Fund is required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Acquiring Fund shares. This information is reported on Form 1099-B. The average cost method will be used to determine the cost basis of Acquiring Fund shares unless the shareholder instructs the Acquiring Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Acquiring Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Acquiring Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax advisor for additional information regarding cost basis reporting and your situation. Redemptions by S corporations of Acquiring Fund shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Acquiring Fund that it is a C corporation in its Account Application or by written instruction, the Acquiring Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Acquiring Fund. More information regarding these considerations is included in the Acquiring Fund’s SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Acquiring Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to each DSM Fund has been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the report of Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, the independent registered public accounting firm for such DSM Fund, given on their authority as experts in accounting and auditing.
LEGAL MATTERS
Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by Morgan Lewis & Bockius LLP, Boston, Massachusetts.
ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, DC, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
OTHER BUSINESS

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The PMP Trust Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.
THE PMP TRUST BOARD RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE DSM FUNDS AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each DSM Fund’s financial performance for the periods shown. The information below has been derived from each DSM Fund’s financial statements for the fiscal year ended June 30, 2015, which have been audited by Tait, Weller & Baker LLP, the DSM Funds’ independent registered public accounting firm, whose report, along with the such Fund’s financial statements, are included in the annual report, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each DSM Fund’s shares (assuming reinvestment of all dividends and other distributions). Following the Reorganizations, the Acquiring Fund will adopt the financial statements of the DSM Global Growth Fund.

DSM Global Growth Fund
Selected Data for a Share Outstanding Throughout Each Period

Institutional Class	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012*

Net asset value, beginning of year/period	$19.75	$20.26	$16.38	$14.00	$15.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	(0.07)	(0.02)	0.07	0.03	0.01
Net realized and unrealized gain/loss on investments	0.21	1.56	4.48	2.39	(1.01)
Total from investment operations	0.14	1.54	4.55	2.42	(1.00)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions from net investment income	0.00	(0.06)	0.00	(0.04)	0.00
Distributions from realized gains	(1.38)	(1.99)	(0.67)	0.00	0.00
Total distributions	(1.38)	(2.05)	(0.67)	(0.04)	0.00
Net asset value, end of year/period	$18.51	$19.75	$20.26	$16.38	$14.00
Total return	0.91%[2]	8.52%	28.04%	17.33%	(6.67)%[2]

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year/period (000,000’s)	$6.3	$6.0	$5.0	$3.1	$2.4

Ratio of expenses to average net assets:
Expenses before fees waived	4.10%[3]	4.54%	5.92%	7.46%	18.41%[3]
Expenses after fees waived	1.20%[3]	1.20%	1.20%	1.20%	1.20%[3]

Ratio of net investment income to average net assets:
Before fees waived	(3.64)%[3]	(3.44)%	(4.35)%	(6.07)%	(16.95)%[3]
After fees waived	(0.74)%[3]	(0.10)%	0.37%	0.19%	0.26%[3]
Portfolio turnover rate	40%[2]	91%	82%	114%	9%[2]

*	Fund commenced operation on March 28, 2012.

[1]	Calculated using average shares outstanding method.

[2]	Not Annualized.

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[3]	Annualized.

DSM Global Growth & Income Fund
Selected Data for a Share Outstanding Throughout Each Period

Institutional Class	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Period Ended June 30, 2014*

Net asset value, beginning of year/period	$17.53	$16.04	$15.00

INCOME/LOSS FROM INVESTMENT OPERATIONS
Net investment loss[1]	0.04	0.11	0.17
Net realized and unrealized gain on investments	(0.08)	1.54	0.87
Total from investment operations	(0.04)	1.65	1.04

DISTRIBUTIONS TO SHAREHOLDERS FROM
From net investment income	(0.13)	(0.16)	(0.00)[4]
From net realized gain on investments	(0.73)	(0.00)[4]	‑
Total distributions to shareholders	(0.86)	(0.16)	(0.00)[4]
Net asset value, end of year/period	$16.63	$17.53	$16.04
Total return	(0.08)%[2]	10.42%	6.97%[2]

SUPPLEMENTAL DATA
Net assets at end of year/period (000,000’s)	$4.9	$5.0	$4.3

Ratio of expenses to average net assets
Expenses before fees waived	4.76%[3]	4.75%	5.82%[3]
Expenses after fees waived	1.10%[3]	1.10%	1.10%[3]

Ratio of net investment income to average net assets
Before fees waived	(3.15)%[3]	(2.99)%	(2.96)%[3]
After fees waived	0.51%[3]	0.66%	1.76%[3]
Portfolio turnover rate	38%[2]	113%	51%[2]

*    Fund commenced operations on November 12, 2013.
1    Calculated using average shares outstanding method.
2    Not Annualized.
3    Annualized.
4    Amount is less than $0.005 per share.

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EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is dated as of May 25, 2016, by and between: (i) Professionally Managed Portfolios, a business trust organized under the laws of the Commonwealth of Massachusetts (“PMP”), on behalf of its series DSM Global Growth Fund (“Global Growth” or a “Target Fund”) and DSM Global Growth & Income Fund (“Global Growth & Income” or a “Target Fund” and, together with Global Growth, the “Target Funds”); and (ii) Touchstone Strategic Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (“TST”), on behalf of its series Touchstone Global Growth Fund (the “Acquiring Fund”) (collectively, the “Parties” and each a “Party”). DSM Capital Partners LLC, a Delaware limited liability company (“DSM”), joins this Agreement solely for purposes of Sections 9.2, 10.5, 10.13 and 10.14 and Article VII; and Touchstone Advisors, Inc., an Ohio corporation (“Touchstone”), joins this Agreement solely for purposes of Sections 9.2, 10.5, 10.13 and 10.14 and Article VII (together with DSM, the “Advisor Parties”). Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.
RECITALS:
A.The Target Funds and the Acquiring Fund are each separate series of open-end, registered investment companies of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

B.The Target Funds and the Acquiring Fund are each authorized to issue shares of beneficial interest, and each Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest.

C.The Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of TST prior to its commencement of operations.

D.The Parties wish to conclude business combination transactions under the terms set forth in this Agreement in which, with respect to each Target Fund: (1) all of the Assets of the Target Fund will be transferred to the Acquiring Fund in exchange solely for full and fractional voting Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, and immediately thereafter (2) all the Institutional Class shares of beneficial interest of the Acquiring Fund received by the Target Fund will be distributed pro rata to holders of Institutional Class shares of beneficial interest of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

E.The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

F.The Board of Trustees of PMP (the “PMP Board”), including a majority of trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) of PMP, has determined with respect to each Target Fund that: (1) participation in the applicable Reorganization is in the best interests of the Target Fund, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting its Reorganization.

G.The Board of Trustees of TST (the “TST Board”), including a majority of the Independent Trustees of TST, has determined with respect to the Acquiring Fund that participation in the Reorganizations is in the best interests of the Acquiring Fund.

AGREEMENT:
NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and DSM and Touchstone to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATIONS

1.1The Reorganizations. With respect to each Reorganization, at the Effective Time (as defined in Section 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all of its Assets, subject to the Liabilities of such Target Fund, to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of such Target Fund. In consideration of the foregoing, the Acquiring Fund, at the Effective Time, shall issue and deliver to such Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund. The aggregate number of shares of the Acquiring Fund to be issued and delivered to the Target Fund shall be determined as set forth in Section 2.3. At and after the Effective Time, all of the Assets of the Target Fund shall become and be included in the assets of the Acquiring Fund and the Liabilities of the Target Fund shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Liabilities of the Target Fund may be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that such Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that TST or the Acquiring Fund may from time to time be entitled to assert.

1.2Assets of the Target Fund. At least ten Business Days prior to the Valuation Time (as defined below), each Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and liabilities of such Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided each Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide each Target Fund with a written notice of any changes thereto until the Valuation Time.

1.3Assumption of Liabilities. With respect to each Reorganization, the Target Fund will, to the extent permissible and consistent with its own investment objective and policies, use its best efforts to discharge all of the liabilities of the Target Fund prior to or at the Effective Time. At the Effective Time, the Acquiring Fund will assume all of the Liabilities of each Target Fund. The Acquiring Fund shall not assume any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to such Target Fund, including the reporting period ending on June 30, 2016.

1.4Distribution of Acquiring Fund Shares. With respect to each Reorganization, immediately upon receipt, the Target Fund will distribute all the Institutional Class shares of beneficial interest of the Acquiring Fund received by such Target Fund from the Acquiring Fund pursuant to Section 1.1 (the “Acquiring Fund Shares”), pro rata to the record holders of Institutional Class shares of beneficial interest of such Target Fund. Such distribution will be accomplished by an instruction to the Acquiring Fund, signed by an appropriate officer of such Target Fund, to transfer the Acquiring Fund Shares then credited to such Target Fund’s account on the Books and Records of the Acquiring Fund and to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of such Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to each such record holder. All issued and outstanding shares of the Target Fund will be cancelled promptly by such Target Fund on such Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to such Target Fund in accordance with Section 1.1.

1.5Liquidation of the Target Funds. As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to Section 1.4 has been made, but in no event later than twelve months after the Closing, the Target Fund shall take, in accordance with Massachusetts Law, the 1940 Act and the PMP Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of such Target Fund.

1.6Transfer Taxes. Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of a Target Fund’s shares on such Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

1.7Performance Survivor. Global Growth shall be the performance survivor in the Reorganizations, with the result that the Acquiring Fund, as the surviving fund in the Reorganizations, will adopt the performance history of Global Growth.

ARTICLE II

VALUATION
2.1Net Asset Value of the Target Funds. The value of the net assets of each Target Fund shall be the value of its Assets, less its Liabilities, computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in Section 2.4.

2.2Net Asset Value of the Acquiring Fund. The net asset value per Institutional Class share of beneficial interest of the Acquiring Fund shall be equal to the net asset value per Institutional Class share of beneficial interest of Global Growth as computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in Section 2.4.

2.3Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with each Reorganization shall be determined by dividing the value of (i) the net assets of the applicable Target Fund, determined in accordance with the valuation procedures referred to in Section 2.4, by (ii) the net asset value per Institutional Class share of the Acquiring Fund, determined in accordance with Section 2.2.

2.4Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be in accordance with each of the Target Funds’ regular practice, and the requirements of the 1940 Act. To the extent that the valuation policies and procedures of TST would result in material pricing differences, PMP and TST agree to use commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences with respect to portfolio securities of a Target Fund that will be transferred to the Acquiring Fund.

2.5Valuation Time. “Valuation Time” shall mean the close of the NYSE (normally 4:00 p.m. Eastern Time) on the Business Day immediately preceding the Closing Date.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1Effective Time and Closing. Subject to the terms and conditions set forth herein, each Reorganization shall occur on August 15, 2016, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”), at 7:59 a.m. Central Time (the “Effective Time”). To the extent any Assets of a Target Fund are, for any reason, not transferred at the Effective Time, such Target Fund shall cause such Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of TST, 303 Broadway, Cincinnati, OH 45202-4133, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the “Closing”).

3.2Transfer and Delivery of Assets of the Target Fund. Each Target Fund shall direct U.S. Bank N.A., as custodian for such Target Fund, to deliver to the Acquiring Fund as of the Closing or as soon as practicable thereafter a certificate of an authorized officer certifying that: (a) U.S. Bank N.A. delivered the Assets of such Target Fund to the Acquiring Fund as of the Effective Time; and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3Acquiring Fund Share Records. The Acquiring Fund shall cause its transfer agent to deliver to an officer of PMP as of the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of each Target Fund on the Books and Records of such Target Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the shares of each Target Fund on the Books and Records of the Acquiring Fund pursuant to Section 1.4.

3.4Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Target Funds is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Funds and the Acquiring Fund, accurate appraisal of the value of the net assets of a Target Fund is impracticable, the Closing Date shall be postponed until the first Business Day that is a Monday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.Representations and Warranties of PMP. PMP, on behalf of each Target Fund, hereby represents and warrants to TST, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)PMP is a business trust duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets. Each Target Fund has full power under the PMP Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns and, subject to approval of shareholders of such Target Fund, carry out this Agreement. Each Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on such Target Fund.

(b)The execution, delivery and performance of this Agreement by each Target Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the PMP Board, and the PMP Board has approved the Reorganizations and has resolved to recommend each Reorganization to the shareholders of the applicable Target Fund and to call a special meeting of shareholders of the Target Funds for the purpose of approving this Agreement and the Reorganizations contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of each Target Fund in accordance with the provisions of the PMP Governing Documents, applicable Massachusetts Law and the 1940 Act, no other action on the part of a Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by such Target Fund or the consummation of the applicable Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by PMP on behalf of each Target Fund, and assuming due authorization, execution and delivery hereof by TST, is a legal, valid and binding obligation of PMP, as it relates to each Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)The authorized capital of each Target Fund consists of an unlimited number of shares of beneficial interest, without par value. Each share represents a fractional undivided interest in such Target Fund. The issued and outstanding shares of each Target Fund are duly authorized, validly issued, fully paid and non-assessable. In regard to the statement above that each Target Fund’s shares are nonassessable, it is noted that PMP is a “Massachusetts business trust” and under Massachusetts Law, shareholders could, under certain circumstances, be held personally liable for the obligations of such Target Fund; however, each Target Fund has included appropriate provisions disclaiming such liability in all material contracts entered into between PMP or such Target Fund and any third-party. There are no outstanding options, warrants or other rights of any kind to acquire from either one of the Target Funds any shares of any series or equity interests of such Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is any Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. No Target Fund has share certificates outstanding.

(d)Each Target Fund has no subsidiaries.

(e)Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by such Target Fund, the execution, delivery and performance of this Agreement by PMP on behalf of each Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the PMP Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or a Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PMP or a Target Fund is a party or by which it is bound, (iii) result in a breach or violation by PMP or a Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f)(i)    Prior to the execution of this Agreement, each Target Fund has delivered to TST true, correct and complete copies of its audited statement of assets and liabilities as of June 30, 2015, and unaudited statement of assets and liabilities as of December 31, 2015, or a later date if available prior to the date hereof, and the related schedule of investments, statement of income and changes in net assets and financial highlights for the periods then ended.

(ii)Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of each Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)Except as reflected or reserved against in the statement of assets and liabilities included in each Target Fund’s audited financial statements as of June 30, 2015, and unaudited financial statements as of December 31, 2015, or in the notes thereto, or as previously disclosed in writing to TST, there are no liabilities against, relating to or affecting such Target Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on such Target Fund or its properties or assets. In particular, since December 31, 2015, except as disclosed in writing to TST, there has not been any change in the financial condition, properties, assets, liabilities or business of either one of the Target Funds that would have a Material Adverse Effect on such Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(iv)As of the date hereof, except as previously disclosed to TST in writing, and except as have been corrected as required by applicable Law, and to the best of each Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of such Target Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on such Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(g)The minute books and other similar records of PMP, with respect to matters related to the Target Funds, as made available to TST prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of each Target Fund, the PMP Board and committees of the PMP Board, with respect to matters related to the Target Funds. The stock transfer ledgers and other similar records of each Target Fund as made available to TST prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of each Target Fund.

(h)Each Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(i)Except as disclosed in writing to and accepted by TST, there is no Action or Proceeding pending against a Target Fund or, to the best of each Target Fund’s Knowledge, threatened against, relating to or affecting, such Target Fund. The Target Fund knows of no acts that would reasonably form the basis for the institution of any such Action or Proceeding.

(j)No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of a Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(k)PMP is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and each Target Fund is a separate series of PMP duly designated in accordance with applicable provisions of the PMP Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(l)All federal, state, local and other tax returns and reports of each Target Fund required by Law to be filed by it (giving effect to permitted extensions) have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of each Target Fund which are due and payable (whether or not shown on any tax return or report) have been timely paid in full. No Target Fund is liable for taxes of any person other than itself and no Target Fund is a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the tax liabilities of each Target Fund have been adequately and properly provided for on its

Books and Records. No Target Fund has had any tax deficiency or liability asserted against it or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of a Target Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to each Target Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(m)For each taxable year of its operations (including the taxable year ending on the Closing Date), each Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year ending on the Closing Date; (iii) has not been and will not be (in the case of the taxable year ending on the Closing Date) liable for any material income or excise tax under Section 852 or 4982 of the Code; and (iv) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. No Target Fund has earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(n)No Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(o)Except as otherwise disclosed in writing to the Acquiring Fund, each Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements.

(p)No Target Fund has been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(q)No Target Fund owns any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(r)Except as otherwise disclosed to the Acquiring Fund, neither Target Fund has previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code.

(s)No Target Fund has received written notification from any tax authority that asserts a position contrary to any of the representations in (l) through (r) above.

(t)All issued and outstanding shares of each Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to TST in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. No Target Fund’s registration statement under the 1933 Act is subject to any “stop order” and each Target Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(u)The current prospectus and statement of additional information of each Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of such Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. Each Target Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by such Target Fund.

(v)The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in TST’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Funds, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that PMP makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to parties other than the Target Funds or PMP and furnished specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(w)Except as previously disclosed in writing to TST at least fifteen Business Days prior to the Effective Time and accepted by TST, at the Effective Time, each Target Fund will have good and marketable title to such Target Fund’s Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for its Assets, deliver such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Assets consisting of restricted securities).

(x)No Target Fund has material contracts or other commitments, including without limitation pursuant to the contracts set forth in Schedule 6.2(j), that will be terminated with any liability or penalty to such Target Fund at or prior to the Effective Time.

(y)Each Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to the Acquiring Fund, each Target Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.

(z)Except as disclosed in writing to the Acquiring Fund, to the best of each Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on such Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(aa)Except as disclosed in writing to the Acquiring Fund, neither Target Fund is a party to any bank loans or lines of credit.

4.2.Representations and Warranties of TST. TST, on behalf of the Acquiring Fund, hereby represents and warrants to each Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

i.TST is a business trust duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund. TST has full power under its TST Governing Documents to conduct its business as it is now being conducted and to carry out this Agreement. TST has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on TST.

ii.The execution, delivery and performance of this Agreement by TST on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the TST Board and the TST Board has approved the Reorganization. No other action on the part of TST or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by TST on behalf of the Acquiring Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by TST on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by PMP, is a legal, valid and binding obligation of TST, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

iii.The Acquiring Fund is a separate series of TST duly designated in accordance with the applicable provisions of the TST Governing Documents. The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with no par value. Each share represents a fractional undivided interest in the Acquiring Fund.

iv.Except for consents, approvals, or waivers to be received prior to the Effective Time, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by TST on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the TST Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TST is a party or by which it or the Acquiring Fund is bound, (iii) result in a breach or violation by TST or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

v.Except as disclosed in writing to and accepted by the Target Funds, there is no Action or Proceeding pending against the Acquiring Fund or, to the best of TST’s Knowledge, threatened against, relating to or affecting, the Acquiring Fund.

vi.No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of TST or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

vii.TST is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect.

viii.The Acquiring Fund (i) will elect to be taxed as a “regulated investment company” under the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date.

ix.The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of such Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

x.The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to TST and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to TST and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that TST makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Target Funds, PMP or DSM and furnished by PMP to TST specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

xi.TST has adopted and implemented written policies and procedures with respect to the Acquiring Fund in accordance with Rule 38a-1 under the 1940 Act.

xii.The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

xiii.The Acquiring Fund was newly formed for the purpose of consummating the Reorganization. As of immediately prior to the Closing, the Acquiring Fund has not engaged in any business activity, other than such activities as are customary to the organization of a new series prior to its commencement of operations.

xiv.Immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, except as necessary to provide regulatory or other seed capital.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, each Target Fund will conduct its business only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of the Target Funds. It is understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, sub-advisers, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with each Target Fund or the Acquiring Fund, as applicable, and applicable Law. The Acquiring Fund shall not conduct any business prior to the Effective Time except as necessary to consummate the Reorganizations and facilitate the organization of the Acquiring Fund as a new series of TST. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the Parties that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Acquiring Fund and each Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in Section 6.3(c).

5.2.Organization of Acquiring Fund. The Acquiring Fund will not have had any assets other than as contemplated by Section 4.2(n). The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity other than such activities as are customary to the organization of the Acquiring Fund as a new series of TST prior to its commencement of investment operations.

5.3.Shareholders’ Meeting. PMP will call, convene and hold a meeting of shareholders of each Target Fund as soon as practicable, in accordance with applicable Law and the PMP Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the PMP Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

5.4.Proxy Statement/Prospectus and Registration Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, each Target Fund with the assistance of Touchstone will cause the Proxy Statement/Prospectus to be delivered to shareholders of each Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the PMP Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of each Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5.Information. The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Funds and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.6.Notice of Material Adverse Effects. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.7.Financial Statements. At the Closing, each Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of such Target Fund, together with a schedule of portfolio investments, as of and for the interim period ending at the Valuation Time. These financial statements will present fairly in all material respects the financial position and portfolio investments of such Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of such Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of PMP as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. Each Target Fund also will deliver to the Acquiring Fund at the Effective Time, (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination for federal income tax purposes of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund, and (ii) a statement of earnings and profits of such Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that shall be carried over to the Acquiring Fund as a result of Code Section 381 and which shall be certified by such Target Fund’s tax return preparer and by an officer of such Target Fund. For the avoidance of doubt, PMP and each Target Fund shall be responsible for the preparation and distribution of audited financial statements for such Target Fund for the fiscal year ended June 30, 2016.

5.8.Other Necessary Action. The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.9.Distribution. Each Target Fund will declare and pay a dividend prior to the Valuation Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of such Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date, and all of such Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, after reduction for any available capital loss carryforwards, recognized in all taxable periods ending on or before the Closing Date.

5.10.Books and Records. Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.11.Issued Shares. The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of such Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time and will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The Acquiring Fund Shares when issued and delivered will be registered under the 1933 Act. Shareholders of each Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization and any account minimums of the Acquiring Fund will be waived.

5.12.Liquidation of Target Funds. PMP and the Target Funds agree that the liquidation and termination of the Target Funds shall be effected in the manner provided in the PMP Governing Documents in accordance with applicable law, and that on and after the Effective Time, each Target Fund shall not conduct any business except in connection with its liquidation and termination.

5.13.Final Tax Returns and Forms 1099 of Target Funds. After the Effective Time, except as otherwise agreed to by the Parties, each Target Fund shall or shall cause its agents to prepare and distribute any federal, state or local returns, including any Forms 1099, required to be filed by the Target Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

ARTICLE VI

CONDITIONS PRECEDENT

6.1.Conditions Precedent to Obligations of PMP. The obligation of PMP, on behalf of each Target Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by TST and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the satisfaction of the following further conditions unless waived by PMP in writing:

i.All representations and warranties of TST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time.

ii.The TST Board shall have approved this Agreement and the transactions contemplated hereby and such approvals shall be in full force and effect, and the Secretary of TST shall have executed and delivered a certificate, dated as of the Closing Date, confirming the foregoing.

iii.TST shall have furnished to each Target Fund an opinion of Vedder Price P.C., counsel to the Acquiring Fund, and an opinion of Morgan, Lewis & Bockius LLP, with respect to matters governed by the Laws of the Commonwealth of Massachusetts, dated as of the Effective Time, substantially to the effect that:

(ii)TST is a voluntary association with transferable shares, of the type commonly referred to as a “Massachusetts business trust,” and is validly existing under the laws of the Commonwealth of Massachusetts and is in good standing with the Office of the Secretary of the Commonwealth of Massachusetts; and as far as we know, has power as a business trust under the TST Governing Documents and under Massachusetts law applicable to business trusts to conduct its business as described in the Registration Statement;

(iii)TST is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iv)The Acquiring Fund Shares to be issued and delivered by TST pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under the Agreement, will be validly issued, fully paid and non-assessable except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under Massachusetts law and shareholders have no preemptive or other rights to subscribe to such shares under the TST Governing Documents;

(v)Except as disclosed in writing to the Target Funds, such counsel knows of no material legal proceedings pending or threatened in writing against the Acquiring Fund;

(vi)This Agreement has been duly authorized, executed and delivered by TST and, assuming due authorization, execution and delivery by PMP, constitutes a valid and legally binding obligation of TST on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vii)The Registration Statement has become effective under the 1933 Act and, to the Knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted by the SEC;

(viii)The execution and delivery of this Agreement did not, and the consummation of the transactions herein contemplated will not, result in a material violation of the TST Governing Documents or any material agreement or instrument known to such counsel to which TST is a party or by which any properties belonging to TST may be bound;

(ix)The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by TST or the Acquiring Fund of any Massachusetts law applicable to business trusts, except for Massachusetts securities laws about which such counsel expresses no opinion; and

(x)As far as we know, no consent, approval, authorization, or other action by or filing with any Massachusetts governmental authority is required in connection with the consummation of the transactions herein contemplated, except such as may be required under Massachusetts securities laws as to which such counsel expresses no opinion;

In rendering such opinion, Vedder Price P.C. and Morgan, Lewis & Bockius LLP may rely upon certificates of officers of TST and of public officials as to matters of fact.

d.    TST shall have furnished to each Target Fund a certificate of TST, signed by the President or Vice President and Treasurer of TST, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

i.    the representations and warranties of TST in this Agreement are true and correct in all material respects on and as of the Effective Time and TST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

ii.     no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to TST’s Knowledge, threatened in writing.

e.    An officer of PMP shall have received the confirmation from the transfer agent for the Acquiring Fund required under Section 3.3 of this Agreement.

f.    The Acquiring Fund shall have duly executed and delivered to each Target Fund, on behalf of the Acquiring Fund, such instruments of assumption of Liabilities and other instruments as such Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of the Liabilities of such Target Fund by the Acquiring Fund.

6.2.Conditions Precedent to Obligations of TST. The obligation of TST, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by each Target Fund and PMP of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by TST in writing:

(a)All representations and warranties of PMP, on behalf of each Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time.

(b)The PMP Board shall have approved this Agreement and the transactions contemplated hereby and such approvals shall be in full force and effect, and the Secretary of PMP shall have executed and delivered a certificate, dated as of the Closing Date, confirming the foregoing.

(c)The Target Fund shall have obtained approval of this Agreement and the transactions contemplated hereby by the requisite vote of shareholders in accordance with the PMP Governing Documents and the 1940 Act, and the Secretary of PMP shall have executed and delivered to the Acquiring Fund a certificate, dated as of the Closing Date, confirming the foregoing.

(d)PMP shall have furnished to TST an opinion of Schiff Hardin LLP, counsel to the Target Funds, and an opinion of Dechert LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, dated as of the Effective Time, substantially to the effect that:

(i)PMP is a voluntary association with transferable shares, of the type commonly referred to as a “Massachusetts business trust,” and is validly existing under the laws of the Commonwealth of Massachusetts and is in good standing with the Office of the Secretary of the Commonwealth of Massachusetts; and as far as we know, has power as a business trust under the PMP Governing Documents and under Massachusetts law applicable to business trusts to conduct its business as described in its currently effective registration statement on Form N-1A;

(ii)PMP is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)All issued and outstanding shares of each Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable except that, as described in its currently effective registration statement on Form N‑1A, shareholders of the Target Fund may under certain circumstances be held personally liable for its obligations under Massachusetts Law and shareholders of the Target Fund shall have no preemptive or other rights to subscribe to such shares under the PMP Governing Documents;

(iv)Except as disclosed in writing to TST, such counsel knows of no material legal proceedings pending or threatened in writing against the Target Funds;

(v)This Agreement has been duly authorized, executed and delivered by PMP and, assuming due authorization, execution and delivery by TST, constitutes a valid and legally binding obligation of PMP on behalf of each Target Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vi)The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation of the PMP Governing Documents or any material agreement or instrument known to such counsel to which PMP is a party or by which any properties belonging to PMP may be bound;

(vii)The execution and delivery of this Agreement did not, and the consummation of the transactions herein contemplated will not, result in a material violation by PMP or the Target Funds of any Massachusetts law applicable to business trusts, except for Massachusetts securities laws about which such counsel expresses no opinion; and

(viii)To such counsel’s knowledge, no consent, approval, authorization or other action by or filing with any Massachusetts governmental authority is required in connection with the consummation of the transactions herein contemplated, except such as may be required under Massachusetts securities laws as to which such counsel expresses no opinion.

In rendering such opinion, Schiff Hardin LLP and Dechert LLP may rely upon certificates of officers of PMP and of public officials as to matters of fact.

(e)Each Target Fund shall have furnished to TST the unaudited statements required by Section 5.7.

(f)Each Target Fund shall have furnished to TST a certificate of such Target Fund, signed by the President or Vice President and Treasurer of the Target Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)the representations and warranties of the Target Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Target Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(g)Each Target Fund shall have duly executed and delivered to TST such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to such Target Fund’s custodian and instructions to TST’s transfer agent (“Transfer Documents”) as TST may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of such Target Fund in and to the respective Assets of such Target Fund. In each case, each Target Fund’s Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(h)The Acquiring Fund shall have received, as of the Effective Time or as soon as practicable thereafter: (i) a certificate of an authorized signatory of U.S. Bank National Association, as custodian for each Target Fund, stating that the Assets of each Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from Brown Brothers Harriman & Co., as custodian for the Acquiring Fund, stating that the Assets of each Target Fund have been received; and (iii) a certificate of an authorized signatory of each Target Fund confirming that such Target Fund has delivered its records containing the names and addresses of the record holders of each class of such Target Fund shares and the number and percentage (to three decimal places) of ownership of each class of the shares of such Target Fund owned by each such holder as of the close of business at the Valuation Time.

(i)At the Valuation Time and Effective Time, except as previously disclosed to TST in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of either one of the Target Funds during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to each Target Fund which are required to be reflected in the net asset value per share of a share class of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(j)Each Target Fund’s agreements with each of the parties set forth on Schedule 6.2(j) hereto shall have been terminated on or before the Effective Time with respect to such Target Fund, and each Party shall have received evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3.Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a)This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with the provisions of the PMP Governing Documents, applicable Massachusetts Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither PMP nor TST may waive the conditions set forth in this Section 6.3(a).

(b)The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c)With respect to each Reorganization, the Target Fund and the Acquiring Fund participating in such Reorganization shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

i.    The transfer by the Target Fund of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

ii.     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

iii.    No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the shareholders of the Target Fund solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

iv.    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

v.    The aggregate basis of the Acquiring Fund Shares received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

vi.    The basis of the Assets of the Target Fund transferred to the Acquiring Fund will be the same as the basis of such Assets to the Target Fund immediately before the effective time of the Reorganization. The holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on the Target Funds, the Acquiring Fund or any shareholder of the Target Funds with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Vedder Price P.C. may reasonably request, and the Target Funds and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither TST nor PMP may waive the conditions set forth in this Section 6.3(c).
(d)At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against PMP or TST or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

(e)For a period beginning at the Closing Date and ending no less than six years thereafter, PMP shall have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former trustees and officers of PMP, with respect to each Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date, and the Parties shall have received evidence of the foregoing.

(f)Any material pricing difference with respect to portfolio securities of the Target Fund that will be transferred to the Acquiring Fund shall have been resolved to the satisfaction of each of the Target Fund and Acquiring Fund, respectively.

(g)With respect to each Reorganization, all of the closing conditions with respect to the reorganization of DSM Large Cap Growth Fund with and into Touchstone Large Company Growth Fund shall have been satisfied or waived.

(h)With respect to the Reorganization of Global Growth & Income with and into the Acquiring Fund, the closing conditions with respect to the Reorganization of Global Growth with and into the Acquiring Fund shall have been satisfied or waived.

ARTICLE VII

EXPENSES

7.1.Touchstone (or any Affiliate thereof) and/or DSM (or any Affiliate thereof) will bear and pay all fees and expenses associated with the Parties’ participation in the Reorganizations without regard to whether the Reorganizations are consummated. Reorganization expenses include, without limitation, legal and auditor fees in connection with the preparation of the Registration Statement, costs and expenses in connection with Special Board meetings and printing, mailing and solicitation costs in connection with obtaining shareholder approval of the Reorganizations.

7.2.The responsibility for payment of the expenses of the Reorganization shall be allocated between Touchstone (or any Affiliate thereof) and DSM (or any Affiliate thereof) as may be agreed by and between Touchstone and DSM.

7.3.Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company under the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1.Amendments. This Agreement may be amended, modified or supplemented only in writing by the Parties, whether before or after the meeting of shareholders of each Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of a Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this Section 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Closing Date.

8.2.Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a)by the mutual written consent of the Parties;

(b)by PMP (i) following a breach by TST of any of its representations, warranties or covenants contained in this Agreement, provided that TST shall have been given a period of ten Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in Sections 6.1 and 6.3 are not satisfied as specified in said sections on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon TST or the Acquiring Fund;

(c)by TST (i) following a breach by PMP of any of its representations, warranties or covenants contained in this Agreement, provided that PMP shall have been given a period of ten Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in Sections 6.2 and 6.3 are not satisfied as specified in said sections on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon PMP or the Target Funds;

(d)by either TST or PMP by written notice to the other following a determination by the terminating Party’s Board of Trustees that the consummation of the Reorganizations is not in the best interest of its shareholders; or

(e)by either TST or PMP if the Effective Time does not occur on or prior to October 1, 2016.

If a Party terminates this Agreement in accordance with this Section 8.2, there shall be no liability for damages on the part of any Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1.Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2.Confidentiality. (i) The Parties, Touchstone and DSM (for purposes of this Section 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(ii)    In the event of a termination of this Agreement, the Parties, Touchstone and DSM agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1.Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2.Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, CA 91741
Attention: Elaine Richards, Esq.
Telephone No.: (626) 914-7363
E-mail: elaine.richards@usbank.com
With a copy (which shall not constitute notice) to:

Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103
Attention: Domenick Pugliese, Esq.
Telephone No.: (212) 745-0842
E-mail: DPugliese@schiffhardin.com
If to TST:

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, OH 45202
Attention: Steven M. Graziano
Telephone No.: (513) 362-8292
Facsimile No.: (513) 362-8315
E-mail:     steve.graziano@touchstoneinvestments.com

With copies (which shall not constitute notice) to:

Law Department
Western & Southern Financial Group, Inc.
400 Broadway
Cincinnati, OH 45202
Attention: Meredyth A. Whitford, Esq.
Telephone No.: (513) 357-6029
Facsimile No.: (513) 629-1044
E-mail:     meredyth.whitford@wslife.com

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601
Attention: Deborah Bielicke Eades, Esq.
Telephone No.: (312) 609-7661
Facsimile No.: (312) 609-5005
E-mail: deades@vedderprice.com

10.3.Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in Section 6.3(a) and 6.3(c), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4.Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto and the Advisor Parties (solely with respect to the provisions of this Agreement applicable to the Advisor Parties).

10.5.Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in Sections 1.3, 1.5, 5.11, 5.12, 5.13, 9.2, 10.9, 10.13 and 10.14, this Section 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

10.6.Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws; provided, that, in the case of a conflict between those laws and the federal securities laws, the latter shall govern.

10.9.Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, PMP shall deliver or cause to be delivered to TST at the Closing, the Books and Records of the Target Funds (regardless of whose possession they are in).

10.10.Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Funds).

10.11.Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12.Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13.TST Liability. The name “Touchstone Strategic Trust” is the designation of the trustees for the time being under a Restated Agreement and Declaration of Trust dated May 19, 1993, as amended, and all Persons dealing with TST or the Acquiring Fund must look solely to the property of TST or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of TST. No other portfolio of TST shall be liable for any claims against the Acquiring Fund. The Parties, along with Touchstone and DSM, specifically acknowledge and agree that any liability of TST under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of TST shall be liable with respect thereto.

10.14.PMP Liability. The name “Professionally Managed Portfolios” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust, dated February 17, 1987, as amended through November 23, 2015, and all Persons dealing with a Target Fund or PMP must look solely to the property of such Target Fund or PMP for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of PMP. No other portfolio of PMP shall be liable for any claims against a Target Fund. The Parties, along with Touchstone and DSM, specifically acknowledge and agree that any liability of PMP under this Agreement with respect to a Target Fund, or in connection with the transactions contemplated herein with respect to such Target Fund, shall be discharged only out of the assets of such Target Fund and that no other portfolio of PMP shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:
“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.
“Acquiring Fund” has the meaning specified in the preamble.
“Acquiring Fund Shares” has the meaning specified in Section 1.4.
“Advisor Parties” has the meaning specified in the preamble.
“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.
“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.
“Agreement” has the meaning specified in the preamble.
“Assets” means all properties and assets of a Target Fund of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that such Target Fund may have against any Person) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by such Target Fund, and any prepaid expenses shown on such Target Fund’s books at the Effective Time, excluding such Target Fund’s rights under this Agreement.

“Books and Records” means a Party’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to each Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.
“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.
“Closing” has the meaning specified in Section 3.1.
“Code” has the meaning specified in the recitals.
“DSM” has the meaning specified in the preamble.
“Effective Time” has the meaning specified in Section 3.1.
“Excluded Liabilities” means any liabilities or penalties resulting from the termination of any material contracts or other commitments of the Target Fund, including without limitation the contracts set forth in Schedule 6.2(j). For the avoidance of doubt, the Acquiring Fund shall not assume any liabilities, costs or charges relating to the expense limitation arrangement between PMP, on behalf of a Target Fund, and DSM (including any recoupment by DSM or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).
“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.
“Independent Trustees” has the meaning specified in the recitals.
“Insurance” has the meaning specified in Section 6.3(e).
“Knowledge” means (i) with respect to PMP and a Target Fund, the actual knowledge after reasonable inquiry of PMP’s trustees or officers and DSM in its capacity as adviser to such Target Fund; and (ii) with respect to TST and the Acquiring Fund, the actual knowledge after reasonable inquiry of TST’s trustees or officers, or Touchstone in its respective capacity as a service provider to TST.
“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.
“Liabilities” means all liabilities, whether known or unknown, accrued, absolute, contingent or otherwise, of the Target Fund except for Excluded Liabilities.
“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of a Target Fund or the Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”
“NYSE” means New York Stock Exchange.
“1940 Act” means has the meaning specified in the recitals.
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.
“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.
“PMP” has the meaning specified in the preamble.
“PMP Board” has the meaning specified in the recitals.
“PMP Governing Documents” means the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of PMP, as amended from time to time.
“Protected Persons” has the meaning specified in Section 9.2.
“Proxy Statement/Prospectus” has the meaning specified in Section 4.1(v).
“Registration Statement” has the meaning specified in Section 4.1(v).
“Reorganization” and “Reorganizations” have the meanings specified in the recitals.
“SEC” means the U.S. Securities and Exchange Commission.
“Target Fund” has the meaning specified in the preamble.
“Touchstone” has the meaning specified in the preamble.
“Transfer Documents” has the meaning specified in Section 6.2(g).
“TST” has the meaning specified in the preamble.
“TST Board” has the meaning specified in the recitals.
“TST Governing Documents” means the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of TST.
“Valuation Time” has the meaning specified in Section 2.5.

IN WITNESS WHEREOF, the Parties, Touchstone and DSM have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of its series DSM GLOBAL GROWTH FUND AND DSM GLOBAL GROWTH & INCOME FUND

By:
Name:     _______________________
Title:    _______________________

TOUCHSTONE STRATEGIC TRUST, on behalf of its series TOUCHSTONE GLOBAL GROWTH FUND

By:
Name:     _______________________
Title:    _______________________

DSM CAPITAL PARTNERS LLC

By:
Name:     _______________________
Title:    _______________________

Solely for purposes of Article VII and
Sections 9.2, 10.5, 10.13 and 10.14

TOUCHSTONE ADVISORS, INC.

By:
Name:     _______________________
Title:    _______________________

By:
Name:     _______________________
Title:    _______________________

Solely for purposes of Article VII and
Sections 9.2, 10.5, 10.13 and 10.14

SCHEDULE 6.2(j)

1.    Investment Advisory Agreement, by and between Professionally Managed Portfolios (“PMP”) and DSM Capital Partners LLC, dated as of August 31, 2009, as amended through that certain Amended Schedule A to the Investment Advisory Agreement, dated as of August 13, 2013.
2.    Distribution Agreement, by and between PMP and Quasar Distributors, LLC, dated as of June 15, 2009, as amended through that certain Third Amendment to the Distribution Agreement, dated as of August 13, 2013.
3.    Amended and Restated Custody Agreement, by and between PMP and U.S. Bank National Association, dated as of June 22, 2006, as amended through that certain Amendment to the Custody Agreement, dated as of August 13, 2013.
4.    Fund Administration Servicing Agreement, by and between PMP and U.S. Bancorp Fund Services, LLC, dated as of June 22, 2006, as amended by that certain Amendment to the Fund Administration Servicing Agreement, dated as of August 13, 2013.
5.    Fund Accounting Servicing Agreement, by and between PMP and U.S. Bancorp Fund Services, LLC, dated as of June 22, 2006, as amended by that certain Amendment to the Fund Accounting Servicing Agreement, dated as of August 13, 2013.
6.    Transfer Agent Servicing Agreement, by and between PMP and U.S. Bancorp Fund Services, LLC, dated as of June 22, 2006, as amended by that certain Amendment to the Transfer Agent Servicing Agreement, dated as of August 13, 2013.
7.    Amended and Restated Operating Expenses Limitation Agreement, with amended Schedule A, by and between PMP and DSM Capital Partners LLC, dated as of January 26, 2010, as amended by that certain Amendment to Schedule A of the Amended and Restated Operating Expenses Limitation Agreement, dated as of August 13, 2013.
8.    Shareholder Servicing Plan, by and between PMP and DSM Capital Partners LLC, adopted as of November 12, 2013 and revised as of December 19, 2014.

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by a Board without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less. The Acquiring Fund has sought to harmonize the fundamental investment limitations of the DSM Funds with those of the other funds in the Touchstone family of mutual funds. Although the wording may be different, the fundamental investment limitations of the DSM Funds and the Acquiring Fund are similar. Each Fund is a non-diversified fund.

	DSM Funds	Acquiring Fund
Borrowing Money/Senior Securities
The Funds may not borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.(1)

Underwriting	The Funds may not act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
The Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments
The Funds may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities).

The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Funds may not purchase or sell real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	DSM Funds	Acquiring Fund
Commodities
The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Funds may not make loans of money (except purchases of debt securities consistent with the investment policies of a Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.(2)

(1)
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2)
In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Fund’s SAI.

Several of the investment limitations for the Acquiring Fund include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Acquiring Fund.

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

2.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

3.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in the Fund's SAI.

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of each DSM Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of the DSM Fund owned as of the Record Date.  As of the Record Date, the total number of shares of each DSM Fund outstanding and entitled to vote was as follows:

Fund	Number of Shares
DSM Global Growth & Income Fund	292,498.722
DSM Global Growth Fund	364,543.751

As of the Record Date, the Officers and Trustees of the PMP Trust owned less than 1% of any class of the DSM Funds.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Institutional Class shares of the DSM Funds.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Fund	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganizations	Percentage of Ownership of the Acquired Fund after the Reorganizations
DSM Global Growth & Income Fund
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	211,767.820	72.40%	30.38%
	U.S. Bank N.A., Cust.* Stephen E. Memishian IRA c/o DSM Capital Partners LLC 7111 Fairway Drive, Suite 350 Palm Beach Gardens, FL 33418	69,389.561	23.72%	9.96%
DSM Global Growth Fund
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	317,129.744	86.99%	50.48%
 *Shares are held beneficially.

TSF-2269-1607

C-1

STATEMENT OF ADDITIONAL INFORMATION

July 11, 2016

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1-800-543-0407

and

Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, California 91741
1-877-862-9555

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 11, 2016, relating specifically to the proposed (i) transfer of all of the assets of DSM Global Growth Fund and the DSM Global Growth & Income Fund to Touchstone Global Growth Fund in exchange for shares of Touchstone Global Growth Fund and the assumption by the Touchstone Global Growth Fund of all of the liabilities of the DSM Global Growth Fund and the DSM Global Growth & Income Fund (other than any liabilities or penalties incurred in connection with the termination of certain contracts of the DSM Funds not being assumed by the Acquiring Fund); and (ii) the termination of DSM Global Growth Fund and the DSM Global Growth & Income Fund subsequent to the distribution of shares of Touchstone Global Growth Fund to DSM Global Growth Fund's and the DSM Global Growth & Income Fund's shareholders in complete liquidation of those Funds.

A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to Professionally Managed Portfolios or Touchstone Strategic Trust at the telephone numbers or addresses set forth above.  Each transfer is to occur pursuant to an Agreement and Plan of Reorganization.

A. GENERAL INFORMATION

This SAI relates to the proposed (i) transfer of all of the assets of the DSM Global Growth Fund and the DSM Global Growth & Income Fund (together, the “DSM Funds”) to Touchstone Global Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the DSM Funds; and (ii) termination of the DSM Funds subsequent to the distribution of shares of the Acquiring Fund to each DSM Fund’s shareholders in complete liquidation of that DSM Fund.
Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.
B. INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:
(1)     Prospectus relating to the DSM Global Growth Fund dated October 31, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, Accession Nos. 0000894189-15-005643).
(2)     Prospectus relating to the DSM Global Growth & Income Fund dated October 31, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, Accession Nos. 0000894189-15-005643).
(3)     SAI relating to the DSM Global Growth Fund dated October 31, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, Accession Nos. 0000894189-15-005643).
(4)     SAI relating to the DSM Global Growth & Income Fund dated October 31, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, Accession Nos. 0000894189-15-005643).
(5)     Annual Report relating to the DSM Global Growth Fund for the fiscal year ended June 30, 2015 (previously filed on EDGAR, Accession No. 0000898531-15-000414).
(6)     Annual Report relating to the DSM Global Growth & Income Fund for the fiscal year ended June 30, 2015 (previously filed on EDGAR, Accession No. 0000898531-15-000414).
(7)     Semi-Annual Report (unaudited) relating to the DSM Global Growth Fund for the six months ended December 31, 2015 (previously filed on EDGAR, Accession No. 0000898531-16-000726).
(8)     Semi-Annual Report (unaudited) relating to the DSM Global Growth & Income Fund for the six months ended December 31, 2015 (previously filed on EDGAR, Accession No. 0000898531-16-000726).
C. PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the DSM Funds as of December 31, 2015, using the fees and expenses information based on the twelve months ended December 31, 2015 for DSM Funds. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the DSM Funds, which are available in their annual and semi-annual shareholder reports. The DSM Funds will be reorganized into the Acquiring Fund, which is a newly organized shell fund with no assets and liabilities, which will commence investment operations upon completion of the Reorganizations.
Narrative Description of the Pro Forma Effects of the Reorganizations
Note 1 - Reorganizations
The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the DSM Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization as if the Reorganizations had occurred on December 31, 2015. The DSM Funds are a series of Professionally Managed Portfolios and the Acquiring Fund is a series of Touchstone Strategic Trust.

DSM Funds	Acquiring Fund
DSM Global Growth Fund	Touchstone Global Growth Fund*
DSM Global Growth & Income Fund
 *Newly organized shell fund.

Note 2 — Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Reorganizations. The DSM Funds and the Acquiring Fund are each series of a registered open-end management investment company. Each Reorganization would be accomplished by the transfer of all of the assets and all of the liabilities of the applicable DSM Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the DSM Fund, in complete liquidation of the DSM Fund followed by the termination of the DSM Fund. The table below shows the shares that DSM Fund shareholders would have received had the Reorganizations occurred on December 31, 2015.

Shares of Acquiring Fund Pre-Reorganization	Shares Issued in Reorganization	Total Pro Forma Outstanding Shares Post-Reorganization
0*	604,134	604,134
  *Newly organized shell fund.

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from each DSM Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
DSM Global Growth Fund	$6,319,218	12/31/2015
DSM Global Growth & Income Fund	$4,863,414	12/31/2015
Touchstone Global Growth Fund (Acquiring Fund)*	$—
 *Newly organized shell fund.

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganizations had been in effect on the first day of the 12-month period ended December 31, 2015 using the fees and expenses information of the Acquiring Fund shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and Acquiring Fund and has been prepared in accordance with U.S. GAAP which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Administration Fees (1)	$(137,212)	(1.23)%
Transfer Agent Fees (2)	$(34,550)	(0.31)%
Professional fees(2)	$(13,306)	(0.12)%
Custody fees(2)	$(13,463)	(0.12)%
Reports to Shareholders(2)	$2,500	0.02%
Registration(2)	$(17,338)	(0.16)%
CCO/Compliance Fees(2)	$(18,176)	(0.16)%
Other Expenses(2)	$(3,646)	(0.03)%

Reimbursement(3)	$225,357	2.02%
Total Pro Forma Net Expense Adjustment	$(9,834)	(0.09)%

(1)	Reflects the impact of applying the Acquiring Fund’s administration fee rates following the Reorganizations to the combined fund’s average net assets.

(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

(3)
Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganizations had occurred on the first day of the 12-month period ended December 31, 2015.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.  No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 - Portfolio Repositioning
The Acquiring Fund is a newly organized shell fund with no assets other than a single seed share necessary to facilitate its formation and no liabilities that will commence investment operations upon completion of the Reorganizations. Prior to the Reorganizations, it is estimated that the DSM Global Growth & Income Fund will sell approximately 32% of its securities.
The portfolio repositioning related to the DSM Global Growth & Income Fund would have resulted in realized gains of approximately $108,721 ($0.18 per share), if the securities had been sold as of December 31, 2015. The portfolio repositioning related to the DSM Global Growth & Income Fund may result in a taxable dividend and/or distribution to the DSM Global Growth & Income Fund’s shareholders. In addition, the DSM Global Growth & Income Fund is expected to incur brokerage commissions of approximately $3,000, based on average commission rates historically incurred by the DSM Fund, in connection with such portfolio repositioning.
Note 5 - Reorganization Costs
Touchstone Advisors and DSM estimate that expenses for the Reorganizations will be approximately $150,000. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganizations. Touchstone Advisors and DSM or their affiliates will pay the direct costs of the Reorganizations.
Note 6 - Accounting Survivor
DSM Global Growth Fund will be the accounting survivor of the Reorganizations. The surviving fund will have the portfolio manager, portfolio composition, investment objective, expense structure and investment policies and limitations of the Acquiring Fund.
Note 7 - Capital Loss Carryforwards
As of June 30, 2015, the DSM Funds have no unused capital loss carryforwards.

APPENDIX A: ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

THE TRUST

Touchstone Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982. Touchstone Global Growth Fund (referred to in this Appendix A as the “Acquiring Fund”) is a series of the Trust and a diversified open-end management investment company.
Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for the Acquiring Fund. The Advisor has selected DSM Capital Partners LLC ("DSM") as the sub-advisor to manage, on a daily basis, the assets of the Acquiring Fund. The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”). Touchstone Securities, Inc. (“Touchstone Securities”) is the principal distributor of the Acquiring Fund’s shares. Touchstone Securities is an affiliate of the Advisor.
The Acquiring Fund is expected to offer four separate classes of shares: Class A, Class C, Class Y, and Institutional Class. Institutional Class shares are offered by the Joint Proxy Statement/Prospectus and this SAI. The shares of the Acquiring Fund represent an interest in the same assets of the Acquiring Fund.
The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Trust’s Board of Trustees (the “Board”) may classify and reclassify the shares of the Acquiring Fund into additional classes of shares at a future date.
Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such a result has occurred. In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not for some other reason. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.
History of the Acquiring Fund

It is currently contemplated that before the Acquiring Fund commences operations, all of the assets of the DSM Global Growth Fund and the DSM Global Growth & Income Fund (the “DSM Funds”) will be transferred to the Acquiring Fund in tax-free reorganizations as set forth in an agreement and plan of reorganization (the “Reorganizations”) between the Trust, on behalf of the Acquiring Fund, and Professionally Managed Portfolios, on behalf of the DSM Funds. The Reorganizations are expected to occur on or around August 15, 2016 or as soon as practicable thereafter.

The Acquiring Fund has the same investment objective and similar principal investment strategies and risks as the DSM Global Growth Fund. As a result of the Reorganizations of the DSM Funds into the Acquiring Fund, the Acquiring Fund’s Institutional Class shares will adopt the performance history of the DSM Global Growth Fund’s Institutional Class shares. The performance and accounting history of the DSM Global Growth Fund will be assumed by the Acquiring Fund. Financial and performance information included herein is that of the DSM Global Growth Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

The Acquiring Fund’s principal investment strategies and principal risks are described in the Joint Proxy Statement/Prospectus. The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the Acquiring Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Acquiring Fund, the Acquiring Fund may invest in other types of securities and engage in other investment practices as described in the Joint Proxy Statement/Prospectus or in this SAI. Unless otherwise indicated, the Acquiring Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Acquiring Fund’s investment goals, policies and strategies. The investment limitations below are considered to be non-fundamental policies that may be changed at any time by a vote of the Board, unless designated as a “fundamental” policy. In addition, any stated percentage limitations are measured at the time of a security’s purchase.
ADRs, ADSs, GDRs, EDRs and CDRs. The Acquiring Fund may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Acquiring Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
Borrowing. The Acquiring Fund may engage in limited borrowing. Borrowing may exaggerate changes in the net asset value (“NAV”) of the Acquiring Fund’s shares and in the return of the Acquiring Fund’s portfolio. Although the principal of any borrowing will be a fixed amount, the Acquiring Fund’s assets may change in value during the time the borrowing is outstanding. The Acquiring Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Acquiring Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. The Acquiring Fund has adopted fundamental limitations and non-fundamental limitations which restrict the Acquiring Fund’s borrowing. See the section entitled “Investment Limitations” below.
Common Stocks. The Acquiring Fund may invest in common stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.
Cyber Security Risk. The Acquiring Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Acquiring Fund or the Advisor, the sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Acquiring Fund or its shareholders. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Acquiring Fund invests, which could result in material adverse consequences for such issuers, and may cause the Acquiring Fund’s investment therein to lose value.
Equity-Linked Notes. The Acquiring Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide the Acquiring Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, the Acquiring Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. The Acquiring Fund may purchase equity-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.
Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.
Exchange Traded Funds (“ETFs”). The Acquiring Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders (including the Acquiring Fund) pay their proportionate share of these expenses.
Foreign Securities. The Acquiring Fund may invest in securities of foreign issuers and in sponsored and unsponsored ADRs and other depositary receipts. Investments in the securities of foreign issuers may subject the Acquiring Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Acquiring Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Acquiring Fund may incur costs in connection with conversions between various currencies.
Foreign Market Risk. The Acquiring Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Acquiring Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Acquiring Fund’s ability to purchase or sell foreign securities or transfer the Acquiring Fund’s assets or income back into the United States or otherwise adversely affect the Acquiring Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Acquiring Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Acquiring Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Acquiring Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Acquiring Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Acquiring Fund can earn on its investments.
Foreign Currency Risk. While the Acquiring Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.
Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of May 31, 2016, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Acquiring Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Acquiring Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Acquiring Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Acquiring Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Acquiring Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Acquiring Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Acquiring Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.
Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.
Illiquid Securities. Subject to the limitations in the 1940 Act or the rules and SEC staff interpretations thereunder, the Acquiring Fund may invest in illiquid securities. Current SEC guidance provides that an open-end investment company such as the Acquiring Fund should limit its investments in illiquid securities to no more than 15% of net assets. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Acquiring Fund’s books.
Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Acquiring Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Acquiring Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Acquiring Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Acquiring Fund may be required to bear the expenses of registration.
In addition, the Acquiring Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance its capital appreciation potential. To the extent these investments are deemed illiquid, the Acquiring Fund’s investment in them will be consistent with its restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Acquiring Fund’s Advisor or sub-advisor based on criteria approved by the Board.
Interests in Publicly Traded Limited Partnerships. The Acquiring Fund may invest in interests in publicly traded limited partnerships. Interests in publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”), and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Acquiring Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Investment Company Shares. The Acquiring Fund may purchase investment company shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. These investment companies typically incur fees that are separate from those fees incurred directly by the Acquiring Fund. The Acquiring Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Acquiring Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Acquiring Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Acquiring Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Acquiring Fund’s total assets would be invested in the aggregate in all investment companies.
See also “Investment Limitations” and “Permitted Investments and Risk Factors-Exchange-Traded Funds.”
Money Market Instruments. The Acquiring Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes, and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Ordinary Shares. The Acquiring Fund may invest in ordinary shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Foreign Securities.”
Over-The-Counter Stocks. The Acquiring Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some over-the-counter stocks in which the Acquiring Fund invests may not be as great as that of other securities and, if the Acquiring Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.
Repurchase Agreements. Repurchase agreements are transactions by which the Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Acquiring Fund’s custodian at the Federal Reserve Bank. The Acquiring Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.
Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Acquiring Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Acquiring Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Acquiring Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Acquiring Fund to the seller subject to the repurchase agreement and is therefore subject to the Acquiring Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Acquiring Fund subject to a repurchase agreement as being owned by the Acquiring Fund or as being collateral for a loan by the Acquiring Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Acquiring Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Acquiring Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Acquiring Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Acquiring Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Acquiring Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Acquiring Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Acquiring Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by the Acquiring Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Acquiring Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Acquiring Fund and are subject to the Acquiring Fund’s limitations on borrowing. A dollar roll transaction involves a sale by the Acquiring Fund of an eligible security to a financial institution concurrently with an agreement by the Acquiring Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by the Acquiring Fund of an eligible security from a financial institution concurrently with an agreement by the Acquiring Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Acquiring Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.
Rule 144A Securities. The Acquiring Fund may invest in Rule 144A securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Board.
Sector Focus. If the Acquiring Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Acquiring Fund than a fund that is not overweighted in that sector.
Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk. The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.
Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Health Care Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.
Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.
Securities Lending. In order to generate additional income, the Acquiring Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Acquiring Fund. All collateral must equal at least 100% of the market value of the loaned securities. The Acquiring Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the Acquiring Fund is subject to investment risk and the Acquiring Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Acquiring Fund’s portfolio securities are loaned: (1) the Acquiring Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Acquiring Fund must be able to terminate the loan at any time; (4) the Acquiring Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Acquiring Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Acquiring Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.
Senior Securities. Senior securities may include any obligation or instrument issued by the Acquiring Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Temporary Defensive Investments. The Acquiring Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.
Warrants and Rights. The Acquiring Fund may invest in warrants and rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Acquiring Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Acquiring Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
INVESTMENT LIMITATIONS

Fundamental Investment Limitations. The following investment limitations are fundamental policies of the Acquiring Fund which cannot be changed with respect to the Acquiring Fund without the consent of the holders of a majority of the Acquiring Fund’s outstanding shares.
The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Acquiring Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Acquiring Fund are present or represented by proxy, or (ii) more than 50% of the Acquiring Fund’s outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.
Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations, and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SECs staff, all subject to any exemptive order or similar relief applicable to the Acquiring Fund.
The following fundamental investment limitations apply to the Acquiring Fund:
1.     Borrowing Money/Senior Securities. The Acquiring Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.(1)
2.    Underwriting. The Acquiring Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
3.    Concentration of Investments. The Acquiring Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
4.    Real Estate. The Acquiring Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.    Commodities. The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.    Loans. The Acquiring Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.(2)
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(1) In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
(2) In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Joint Proxy Statement/Prospectus or SAI.
 TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and for the Trustees, number of funds overseen in the “Touchstone Fund Complex” and other directorships held. All funds managed by the Advisor are part of the Touchstone Fund Complex. The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”
 Interested Trustees1:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39
Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; and W&S Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business service company) from 2003 to January 2015.	39	None.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (Charitable Organization) from November 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to present.	39
Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to present.	39
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare non-profit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

1Ms. McGruder, as a director of the Advisor and Touchstone Securities, and an officer of affiliates of the Advisor and Touchstone Securities, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2As of December 31, 2015, the Touchstone Fund Complex consisted of 17 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
3Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operating Officer of IFS Financial Services, Inc.
Ellen Blanchard BNY Mellon 201Washington St, 34th Fl. Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

1Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Additional Information About the Trustees. The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisor(s), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Trust.
In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations. In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.
Board Structure. The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chair of the Board. The Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management outside of the Board. Except for any duties specified in this SAI, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on any other member of the Board. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.
The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.
The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Trust has effective and independent governance and oversight.
The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chair and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the Board in a manner that enhances effective oversight. The Board believes that having an Interested Chair is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day portfolio management of the Acquiring Fund; (2) the extent to which the work of the Board is conducted through the standing committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chair; and (4) the Interested Chair’s additional roles as a director of the Advisor and Touchstone Securities and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Acquiring Fund’s operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk. Consistent with its responsibilities for oversight of the Trust and the Acquiring Fund, the Board, among other things, oversees risk management of the Acquiring Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Acquiring Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Acquiring Fund, including the administrator, Touchstone Securities, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures, and controls to address these risks. Different processes, procedures, and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.
The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss compliance issues and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Acquiring Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Acquiring Fund.
Standing Committees of the Board. The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.
Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices, and internal controls. Mr. Gale is Chair of the Audit Committee. During the twelve months ended March 31, 2016, the Audit Committee held four meetings.
Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the twelve months ended March 31, 2016, the Governance Committee held four meetings.
In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.
Trustee Ownership in the Touchstone Funds. The following table reflects the Trustees’ beneficial ownership in the Acquiring Fund and the Touchstone Fund Complex as of December 31, 2015.

	Dollar Range of Equity Securities in Touchstone Global Growth Fund[1]	Aggregate Dollar Range of Equity Securities in Touchstone Fund Complex[2]
Interested Trustee
Jill T. McGruder	$—	Over $100,000
Independent Trustees
Phillip R. Cox	$—	$1 - $10,000
William C. Gale	$—	None
Susan J. Hickenlooper	$—	Over $100,000
Kevin A. Robie	$—	None
Edward J. VonderBrink	$—	None

1The Touchstone Global Growth Fund will not commence operations until the closing of the Reorganizations. The Trustees do not hold any shares of the DSM Funds.
2As of December 31, 2015, the Touchstone Fund Complex consisted of 17 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
Trustee Compensation. The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the calendar year ended December 31, 2015.

Name	Compensation from Trust[1]	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimate Annual Benefits Upon Retirement	Aggregate Compensation from the Touchstone Fund Complex[1,2]
Interested Trustee
Jill T. McGruder	$—	N/A	N/A	$—
Independent Trustees
Philip R. Cox	$51,131	N/A	N/A	$131,500
William C. Gale	$47,240	N/A	N/A	$121,500
Susan J. Hickenlooper	$47,240	N/A	N/A	$121,500
Kevin A. Robie	$43,349	N/A	N/A	$111,500
Edward J. VonderBrink	$43,349	N/A	N/A	$111,500
1The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the calendar year ended December 31, 2015 is $0.
2As of December 31, 2015, the Touchstone Fund Complex consisted of 17 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation
Beginning 1/1/16	$15,500	$4,500	$4,500	$5,000
1/1/14 to 12/31/15	$13,500	$4,500	$4,500	$5,000

Lead Trustee Fees
Beginning 1/1/16	$6,000
1/1/14 to 12/31/15	$5,000

Committee Chair Fees
Beginning 1/1/16	$1,000	$2,000	$2,000
1/1/14 to 12/31/15	$1,000	$1,500	$1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the funds comprising the Touchstone Fund Complex.

THE INVESTMENT ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) is the Acquiring Fund’s investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) with the Touchstone Trust dated March 1, 2006, which will take effect with respect to the Acquiring Fund, on or about the Closing Date. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Acquiring Fund’s investment program, subject to the oversight of, and policies established by, the Board. The Advisor determines the appropriate allocation of assets to the Acquiring Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The continuance of the Advisory Agreement as to the Acquiring Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Acquiring Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Acquiring Fund, by a majority of the outstanding shares of the Acquiring Fund, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of the Acquiring Fund’s outstanding voting securities, or by the Advisor.
The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.
Manager-of-Managers Structure. The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of the Acquiring Fund, seeks to achieve its investment goal by using a manager-of-managers structure. Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Acquiring Fund’s assets among sub-advisors, and to recommend that the Board hire, terminate, or replace unaffiliated sub-advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Acquiring Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies. Shareholders of the Acquiring Fund will be notified of any changes in its sub-advisory arrangements.
Fees Paid to the Advisor. For its services, the Advisor is entitled to receive an investment advisory fee from the Acquiring Fund at an annualized rate, based on the average daily net assets of the Acquiring Fund, as set forth below. The Acquiring Fund’s advisory fee is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets during the current month.

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Up to $500 million	0.90%
On the next $1.5 billion	0.85%
Over $2 billion	0.80%

The Acquiring Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Acquiring Fund’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Acquiring Fund; (iv) brokers’ commissions, and issue and transfer taxes, chargeable to the Acquiring Fund in connection with securities transactions to which the Acquiring Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Acquiring Fund and/or shares of the Acquiring Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Acquiring Fund and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor.

By its terms, the Acquiring Fund’s investment advisory agreement will remain in force for an initial period of one year and indefinitely thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Acquiring Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The investment advisory agreement may be terminated with respect to the Acquiring Fund(s) at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of the Acquiring Fund’s outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Each class of shares of the Acquiring Fund pays its respective pro rata portion of the advisory fee payable by the Acquiring Fund.
Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Acquiring Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Acquiring Fund’s fee table. Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any, payable pursuant to a shareholder servicing plan; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Excluded Expenses”). The Acquiring Fund bears the costs of these Excluded Expenses. The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Acquiring Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Acquiring Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Acquiring Fund. No recoupment will occur unless the Acquiring Fund’s operating expenses are below the expense limitation amount.
Advisory Fees and Fee Waivers or Reimbursements.
For the fiscal periods ended June 30, 2015, 2014 and 2013, the DSM Global Growth Fund paid the following advisory fees to DSM:
2015        2014        2013
Fees Accrued         $47,265         $37,176         $25,114
Fees Waived         $(47,265)     $(37,176)     $(25,114)
Net Advisory Fee Paid*     $0        $0         $0

*DSM waived all of its advisory fees and paid expenses of the DSM Global Growth Fund in a total amount of $128,375 for 2015, $157,827 for 2014, and $149,462 for 2013, respectively.
THE SUB-ADVISOR AND PORTFOLIO MANAGER

The Advisor has selected DSM to manage all of the Acquiring Fund’s assets. The sub-advisor makes the investment decisions for the Acquiring Fund’s assets allocated to it, and continuously reviews, supervises, and administers a separate investment program, subject to the oversight of, and policies established by, the Board.
The Sub-Advisory Agreement provides that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties; or from reckless disregard of its obligations or duties thereunder.
For its services, the sub-advisor receives a fee from the Advisor. As described in the prospectus, the sub-advisor receives sub-advisory fees with respect to the Acquiring Fund that it sub-advises. The sub-advisor’s base fee with respect the Acquiring Fund is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets allocated to the sub-advisor during the current month.
Sub-Advisor Control. DSM Capital Partners, LLC is controlled by Daniel Strickberger and Stephen Memishian.
The following chart lists the Acquiring Fund’s portfolio manager, the number of his other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in such managed funds as of June 30, 2015. Listed below the charts is (i) a description of the portfolio manager’s compensation structure as of June 30, 2015 and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Acquiring Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Acquiring Fund and other accounts managed by the portfolio manager as of June 30, 2015.
Global Growth Fund
DSM Capital Partners, LLC

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Daniel Strickberger*
Registered Investment Companies	3	$170	—	N/A
Other Pooled Investment Vehicles	7	870	—	N/A
Other Accounts	1,800	$6,500	8	$520
*Mr. Strickberger serves as portfolio manager of the DSM Funds and will also serve as portfolio manager of the Fund.

Compensation. The portfolio manager receives a base salary commensurate with his level of experience. DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms). Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance. The portfolio manager’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio. Collaboration is expected and rewarded. Importantly, the entire investment team, as well as other employees of the firm, are also shareholders of DSM. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.
Conflicts of Interest. Because DSM performs investment advisory services for many types of clients, in general, various conflicts of interest could arise. For instance, DSM may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Acquiring Fund. DSM does not have an obligation to purchase or sell for the Acquiring Fund, or to recommend for purchase or sale by the Fund, any security that DSM, its principals, its affiliates, or its employees may purchase for themselves or for their clients at the same time or at the same price.
DSM has adopted a Code of Ethics describing its commitment to integrity and high ethical standards. The Code of Ethics is based upon the principle that DSM and its employees owe a fiduciary duty to clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid any actual or potential conflict of interests. DSM’s Code of Ethics contains provisions relating to the prohibition against trading on material, non-public information. The Code of Ethics also describes permissible personal securities transactions, permissible gifts and entertainment, and permissible outside business activities as well as protecting the confidentiality of client information. All employees of DSM must acknowledge the terms of the Code of Ethics annually and as amended.
To align the interests of its employees with its clients, DSM encourages its employees to personally invest in the same portfolios and securities as its clients. This may cause a conflict as DSM, its employees and their related accounts may invest in the same securities, and at the same times, that it purchases and sells for clients. Moreover, DSM may purchase or sell securities for clients in which DSM, its employees, and their immediate family members have an interest. For instance, DSM may recommend that a client invest in a pooled investment vehicle that it advises or in which its employees are invested. This also presents a conflict of interests.
To address these, and other potential conflicts, DSM’s employees and their immediate family members are required to follow DSM’s Code of Ethics. Under the Code of Ethics, employees of DSM and their immediate family members must obtain pre-clearance for securities transactions. Approval of an employee or employee-related transaction is based upon a careful review by DSM’s Chief Compliance Officer. Certain classes of securities have been designated as exempt, not needing pre-clearance, based upon a determination that these would not materially interfere with the best interest of DSM’s clients. Account statements of employees of DSM and their immediate family members are also reviewed periodically by the Chief Compliance Officer of DSM. Nonetheless, because the Code of Ethics permits employees and immediate family member to invest in the same securities as clients, there is a possibility that employees and immediate family members might benefit from market activity resulting from a client transaction. Employee accounts and accounts of their immediate family members that trade in the same securities as clients are aggregated with client accounts. These accounts and the client accounts will share commission costs, be allocated on a pro rata basis, and receive securities at the same average price. Completed orders will be allocated as specified in the trade order. Partially filled orders will typically be allocated on a pro rata basis. Any exceptions will be documented.
The following indicates the dollar range of shares beneficially owned by the portfolio manager in the DSM Funds:
Name of Portfolio Manager        Dollar Range of Equity Securities Held in DSM Funds

DSM Global Growth Fund     DSM Global Growth & Income Fund
Daniel Strickberger             $100,001 - $500,000        $0

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Acquiring Fund. For its services, the Advisor receives an annual fee of 0.145% on the first $20 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust); 0.11% of the next $10 billion of aggregate average daily net assets; 0.09% of the next $10 billion of aggregate average daily net assets; and 0.07% of the aggregate average daily net assets of all such assets in excess of $40 billion. The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides sub-administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI.)
TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Acquiring Fund. Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Touchstone Securities is the principal underwriter of the Acquiring Fund and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Acquiring Fund are offered to the public on a continuous basis. Touchstone Securities currently allows concessions to dealers who sell shares of the Acquiring Fund. Touchstone Securities retains that portion of the sales charge that is not re-allowed to dealers who sell shares of the Acquiring Fund. Touchstone Securities retains the entire sales charge on all direct initial investments in the Acquiring Fund and on all investments in accounts with no designated dealer of record.
The Acquiring Fund will report aggregate underwriting commissions on sales of the Acquiring Fund, including the amounts Touchstone Securities paid to unaffiliated broker-dealers, the amounts Touchstone Securities earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by Touchstone Securities, each as of the fiscal year ending June 30, 2017. Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because she is a Director of Touchstone Securities and an officer of affiliates of Touchstone Securities. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to Touchstone Securities.
The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to the Acquiring Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or by Touchstone Securities, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Acquiring Fund, or (ii) by Touchstone Securities, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.
Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Acquiring Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Acquiring Fund or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities. The Advisor may also reimburse Touchstone Securities for making these payments.
Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).
Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of December 31, 2015, Touchstone Securities anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Joint Proxy Statement/Prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services Inc.
Fifth Third Securities Inc.
First Clearing LLC / Wells Fargo Advisors LLC First Command Financial Planning, Inc.
Janney Montgomery Scott LLC
Lincoln Investment Planning Inc.
LPL Financial Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Pershing LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Vanguard Brokerage Services

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the Acquiring Fund or retain shares of the Acquiring Fund in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Acquiring Fund with respect to those assets.
Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Acquiring Fund, as well as about fees or commissions it charges. You should consult disclosures made by your financial intermediary at the time of purchase.
The Acquiring Fund may compensate dealers, including Touchstone Securities and its affiliates, based on the average balance of all accounts in the Acquiring Fund for which the dealer is designated as the party responsible for the account.
DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

General Information. In connection with the distribution of shares, Touchstone Securities may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and Touchstone Securities’ affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
In addition, Touchstone Securities may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by Touchstone Securities or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Acquiring Fund such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Acquiring Fund or the service providers; (ix) processing dividend payments from the Fund on behalf of shareholders; and (x) providing such other similar services as the Acquiring Fund may reasonably request.
Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Acquiring Fund’s shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.
The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Acquiring Fund or the applicable class of the Acquiring Fund. In the event a Plan is terminated in accordance with its terms, the Acquiring Fund (or class) will not be required to make any payments for expenses incurred by Touchstone Securities after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Acquiring Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board and by a vote of the Independent Trustees.
In approving the Plans, the Board determined, in the exercise of its business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Acquiring Fund and its shareholders. The Board believes that expenditure of the Acquiring Fund’s assets for distribution expenses under the Plans should assist in the growth of the Acquiring Fund, which will benefit the Acquiring Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Board makes a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Acquiring Fund’s assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Acquiring Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. Distribution expenses attributable to the sale of more than one class of shares of the Acquiring Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Acquiring Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.
Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements due to her affiliation with Touchstone Securities.
BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Acquiring Fund and the placing of the Acquiring Fund’s securities transactions and negotiation of commission rates where applicable are made by the sub-advisor and are subject to review by the Advisor and the Board. In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for the Acquiring Fund, taking into account such factors as the overall direct net economic result to the Acquiring Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.
The sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Acquiring Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Acquiring Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Acquiring Fund and the sub-advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Acquiring Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with the Acquiring Fund.
The Acquiring Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Acquiring Fund may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Acquiring Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Acquiring Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Acquiring Fund with other brokers. The Acquiring Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.
In certain instances, there may be securities that are suitable for the Acquiring Fund as well as for one or more of the sub-advisor’s other clients. The sub-advisor makes investment decisions for the Acquiring Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Acquiring Fund, but this detrimental effect is offset by the Acquiring Fund’s ability to participate in volume transactions, which could lead to better executions for the Acquiring Fund.
PROXY VOTING

The Acquiring Fund has adopted the sub-advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Acquiring Fund, including procedures used when a vote presents a conflict between the interests of the Acquiring Fund’s shareholders and those of the sub-advisor or its affiliates. A copy of the sub-advisor’s proxy voting policies is included in Schedule 1. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30th is available by August 31st of that year without charge, upon request, by calling toll free 1.800.543.0407 or on the SEC’s website at http://www.sec.gov. The Acquiring Fund’s N-PX will also be available on the SEC’s website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.
CODE OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, the sub-advisor and Touchstone Securities have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Acquiring Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.
PORTFOLIO TURNOVER

The Acquiring Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Acquiring Fund. High turnover may result in the Acquiring Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Acquiring Fund. A 100% turnover rate would occur if all of the Acquiring Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.
During the fiscal years ended June 30, 2014 and June 30, 2015, the portfolio turnover rates for the DSM Global Growth Fund were 82% and 91%, respectively.
During the fiscal years ended June 30, 2014 and June 30, 2015, the portfolio turnover rates for the DSM Global Growth & Income Fund were 113% and 51%, respectively. (The DSM Global Growth & Income Fund commenced operations on November 12, 2013.)

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Acquiring Fund’s portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Trust’s Chief Compliance Officer.
No compensation will be received by the Acquiring Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.
The procedures prohibit the disclosure of portfolio holdings except under the following conditions:
1)    A request made by a sub-advisor for the Acquiring Fund (or that portion of the Acquiring Fund) that it manages.
2)    A request by executive officers of the Advisor for routine oversight and management purposes.
3)    For use in preparing and distributing routine shareholder reports, including disclosure to the Acquiring Fund’s independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed with the SEC within 60 days after the end of each calendar quarter, and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Acquiring Fund provides its full holdings to its independent registered public accounting firm annually, as of the end of its fiscal year, within 1 to 10 business days after fiscal year end. The Acquiring Fund provides its full holdings to its typesetter at least 50 days after the end of the calendar quarter. The Acquiring Fund provides its full holdings to its printer at least 50 days after the applicable six-month semi-annual period.
4)    A request by service providers to fulfill its contractual duties relating to the Acquiring Fund, subject to approval by the Chief Compliance Officer.
5)    A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.
6)    A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.
7)    A request by a rating or ranking agency, subject to the conditions set forth in Item 8.
Other portfolio holdings disclosure policies of the Acquiring Fund include:

•	The Acquiring Fund provides its top ten holdings on its publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Acquiring Fund provides its full holdings on its publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least 15 days after quarter end.

You may access the public website at TouchstoneInvestments.com.
8)       The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination. Any non-public portfolio holdings that are disclosed will not include any material information about the Acquiring Fund’s trading strategies or pending portfolio transactions.
As of December 31, 2015, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:
CMS Bondedge
Morningstar, Inc
Bloomberg, LP

Employees of the Advisor and the Acquiring Fund’s sub-advisor that are access persons under the Acquiring Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Acquiring Fund’s assets and the Acquiring Fund’s accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), has access to the current Fund holdings on a daily basis.
The Chief Compliance Officer is authorized to determine whether disclosure of the Acquiring Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Acquiring Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.
DETERMINATION OF NET ASSET VALUE

The securities of the Acquiring Fund are valued under the direction of the Advisor and under the general oversight of the Board. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Board. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Board.
The Acquiring Fund may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances these investments may be valued under the Acquiring Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.
DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of the Acquiring Fund. Each share of the Acquiring Fund represents an equal proportionate interest in the Acquiring Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Acquiring Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.
The Trust is an entity of the type commonly known as a Massachusetts business trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the forgoing, a Trustee is not responsible for any neglect or wrongdoing of any officers, agents, employees or investment advisors of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust except for liabilities resulting from such Trustee’s or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Acquiring Fund have no preemptive or subscription rights. The Trustees are authorized to provide shareholders of any series with the right to convert their shares into shares of one or more other series of the Trust. Voting rights are not cumulative. The Acquiring Fund, as a separate series of the Trust, votes separately on matters affecting only the Acquiring Fund. Shareholders of each class of the Acquiring Fund will vote separately on matters pertaining solely to that Fund or that class. The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by two-thirds of the Trustees, by vote of shareholders holding at least two-thirds of the outstanding shares at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust, or by written declaration by shareholders holding two-thirds of the outstanding shares. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders. The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.
Forum for Adjudication of Disputes. The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.
This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
CHOOSING A CLASS OF SHARES

The Acquiring Fund is offering Institutional Class shares pursuant to the Joint Proxy Statement/Prospectus and this SAI. The Acquiring Fund is also expected to offer Class A, Class C and Class Y shares.

The Acquiring Fund participates in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Acquiring Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Acquiring Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Acquiring Fund’s behalf. As such, the Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Acquiring Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of the Acquiring Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.
The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.
The Acquiring Fund is intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.
The Acquiring Fund shares may not be directly or indirectly offered or distributed in any country outside of the U.S. If an investor becomes a resident of another jurisdiction after purchasing shares of the Acquiring Fund, the investor will not be able to purchase any additional shares of the Acquiring Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Acquiring Fund for other U.S. registered Touchstone Funds.
OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements. Minimum investment waivers are not available for Institutional Class shares of the Acquiring Fund, except that the investment minimum will be waived for shareholder accounts established in connection with the Reorganizations.
Purchases in-Kind. In limited circumstances and subject to the prior consent of the Acquiring Fund, the Acquiring Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.
Redemptions in-Kind. Under unusual circumstances, when the Board deems it in the best interests of the Acquiring Fund’s shareholders, the Acquiring Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Acquiring Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Acquiring Fund is committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Acquiring Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of the Acquiring Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.
Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25.00 will be automatically reinvested in the Acquiring Fund that pays them. If you elect to receive your dividends and distributions of $25.00 or more in cash, and the payment is returned as “undeliverable”, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation. If your redemption proceeds are returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Acquiring Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. Upon contact, the Acquiring Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address.
Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check is not cashed within six months (an “outstanding payment”), the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation. In the event the proceeds represent a full liquidation or a distribution from a retirement account, the proceeds will be deposited into a nonretirement account for you and invested in the Touchstone Ultra Short Duration Fixed Income Fund. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of payment.
For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Acquiring Fund. If the account holder contacts the Acquiring Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.
Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.
Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.
Facilitated Transfers. In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.
TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Acquiring Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Acquiring Fund. Therefore, this summary should not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Acquiring Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Acquiring Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Acquiring Fund’s shares through tax-advantaged accounts (such as an IRA, a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Acquiring Fund’s shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
The Acquiring Fund has not requested nor will the Acquiring Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Acquiring Fund addresses only some of the federal income tax considerations generally affecting investments in the Acquiring Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Acquiring Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
General. For federal income tax purposes, the Acquiring Fund is treated as a separate corporation. The Acquiring Fund intends to elect and qualify for taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, the Acquiring Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Acquiring Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Acquiring Fund without the concurrent receipt of cash. Although the Acquiring Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Acquiring Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Acquiring Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.
Qualification as a Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that the Acquiring Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).
The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Acquiring Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.
As a RIC, the Acquiring Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest. The Acquiring Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Acquiring Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Acquiring Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Acquiring Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Acquiring Fund on that amount of capital gain.
The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for the Acquiring Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit the Acquiring Fund’s ability to invest in commodity related derivative transactions and other derivative transactions. The Acquiring Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Acquiring Fund as a RIC might be jeopardized.
In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
If the Acquiring Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Acquiring Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Acquiring Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.
Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Acquiring Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Acquiring Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Acquiring Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Acquiring Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Acquiring Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Acquiring Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
Capital Loss Carryforwards. The Acquiring Fund may carry capital losses forward indefinitely. For capital losses realized, the excess of the Acquiring Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Acquiring Fund’s next taxable year and the excess of the Acquiring Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Acquiring Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Acquiring Fund cannot carry back or carry forward any net operating losses.

Certain Derivative and Hedged Investments. The Acquiring Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Acquiring Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Acquiring Fund, defer the Acquiring Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Acquiring Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Acquiring Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income tax and the Excise Tax.

Constructive Sales. Certain rules may affect the timing and character of gain if the Acquiring Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Acquiring Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures, or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Acquiring Fund’s holding period and the application of various loss deferral provisions of the Code.
In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by the Acquiring Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Acquiring Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Acquiring Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Acquiring Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Wash Sales. The Acquiring Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Acquiring Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or after the sale.
Short Sales. The Acquiring Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Acquiring Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
Other Regulated Investment Companies. Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.
Passive Foreign Investment Companies. The Acquiring Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Acquiring Fund acquires any equity interest in a PFIC, it could be subject to federal income tax and interest charges on “excess distributions” received with respect to such

PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if the Acquiring Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Acquiring Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Acquiring Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
The Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Acquiring Fund’s economic return from its investment in PFIC shares. To the extent the Acquiring Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Acquiring Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Acquiring Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Acquiring Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
The Acquiring Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Acquiring Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Acquiring Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Acquiring Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Acquiring Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
Foreign Currency Transactions. Foreign currency gains and losses realized by the Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Acquiring Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Acquiring Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Acquiring Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Acquiring Fund’s investment company income distributable to its shareholders.
Foreign Taxation. Income received by the Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Acquiring Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Acquiring Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Acquiring Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Acquiring Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Acquiring Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Acquiring Fund that will “pass-through” for the year, if any.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Acquiring Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Acquiring Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.
Distributions. Distributions paid out of the Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her shares and then as capital gain.
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Acquiring Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Acquiring Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.
Distributions of “qualified dividend income” received by non-corporate shareholders of the Acquiring Fund may be eligible for the long-term capital gain rate. The Acquiring Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of the Acquiring Fund may be eligible for the dividends received deduction on the Acquiring Fund’s distributions attributable to dividends received by the Acquiring Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Acquiring Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.
The Acquiring Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.
Shareholders are urged and advised to consult their own tax advisors for more information.
Purchases of Fund Shares. Prior to purchasing shares in the Acquiring Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Acquiring Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Acquiring Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.
Sales, Exchanges, or Redemptions. Upon the disposition of shares of the Acquiring Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or another Fund, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Acquiring Fund’s shares.

Backup Withholding. The Acquiring Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Acquiring Fund if (i) the shareholder fails to furnish the Acquiring Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Acquiring Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
State and Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.
Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, the Acquiring Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Acquiring Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Acquiring Fund. The Acquiring Fund may choose not to designate such amounts.
Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Acquiring Fund or on capital gain dividends, provided that the Acquiring Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Acquiring Fund constitute U.S. real property interests.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Acquiring Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Acquiring Fund with a properly completed Form W-8BEN).
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on the Acquiring Fund’s dividends and distributions and on the proceeds of the sale, redemption, or exchange of the Acquiring Fund’s shares. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of the Acquiring Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Acquiring Fund if shares in the Acquiring Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Acquiring Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Acquiring Fund are presumed to “control” the Acquiring Fund. As a result, those persons or organizations could have the ability to take action with respect to the Acquiring Fund without the consent or approval of other shareholders.
The inception date of the Acquiring Fund will be on the closing date of the Reorganizations, which is expected to occur on or about August 15, 2016. The Acquiring Fund has no shareholders as of the date hereof.

As of June 15, 2016, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the DSM Funds were as follows:

Fund	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
DSM Global Growth & Income Fund Institutional Class
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	211,767.820	72.40%
	U.S. Bank N.A., Cust.* Stephen E. Memishian IRA c/o DSM Capital Partners LLC 7111 Fairway Drive, Suite 350 Palm Beach Gardens, FL 33418	69,389.561	23.72%
DSM Global Growth Fund Institutional Class
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	317,129.744	86.99%
*Shares held beneficially.
As of June 15, 2016, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the DSM Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.
LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the DSM Fund and will audit the DSM Fund’s annual financial statements through the fiscal year ended June 30, 2016.
The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, is expected to serve as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2017. Ernst & Young LLP will perform an audit of the Acquiring Fund’s financial statements and advise the Trust as to certain accounting matters.
TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent, BNY Mellon Investment Servicing (US) Inc., is located at 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Acquiring Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from the Acquiring Fund, plus out of-pocket expenses. The Acquiring Fund may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.
Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon. The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services, and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.
FINANCIAL STATEMENTS

Upon consummation of the Reorganizations, the Acquiring Fund will adopt the financial statements of the DSM Global Growth Fund, which are incorporated herein by reference. The Annual Report and Semi-Annual Report for the DSM Global Growth Fund may be obtained free of charge by contacting U.S. Bancorp Fund Services, LLC at 1-877-862-9555. You may also obtain the annual or semi-annual reports, as well as other information about the DSM Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

SCHEDULE 1

PROXY VOTING POLICIES

DSM CAPITAL PARTNERS, LLC

POLICY

It is DSM’s policy that all proxies are to be voted solely in the best interests of the beneficial owners of the securities.  DSM’s proxy voting policy may be amended from time to time.

DSM has contracted with an independent third party (currently, Imitational Shareholder Services, LLC) (the “Third Party Administrator”) to provide issue analysis and vote recommendations with respect to proxy proposals.  The Third Party Administrator offers a U.S. policy, an International policy, a Canadian policy as well as specialty policies such as a Socially Responsible policy, a Faith–Based policy, a Taft-Hartley policy and a Public Fund policy, along with custom policies defined by its clients.  In general, DSM utilizes the U.S. Policy and the International Policy.  A copy of all policies can be found at www.issgovernance.com.

Each year, the Third Party Administrator undertakes a process to update the policies that inform its proxy voting recommendations.  Typically, the Third Party Administrator has a policy formulation process that collects feedback from a diverse range of market participants through multiple channels: an annual Policy Survey of institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback during proxy season.  The Third Party Administrator uses this input to develop draft policy updates on important governance issues, which are then published for open review and comment. This information is also available at www.issgovernance.com.  Updates and revisions by the Third Party Administrator are reviewed by DSM to determine whether they are consistent with its principals.

Because the Third Party Administrator conducts issue analysis and makes vote recommendations based on its independent, objective analysis, the proxy voting process is designed to cast votes in the best interests of DSM’s clients.

While it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal.  Below is a sample of DSM’s position on certain corporate issues.  This sample is designed to give a general view of how DSM could vote a proxy in such a situation.  However, this action is subject to an internal approval process, which includes a determination that the proxy decision is not influenced by any conflicts of interest.  In instances in which the Third Party Administrator is unable to make a vote recommendation, DSM’s Proxy Voting Committee will, based on such advice as it deems necessary, determine the manner in which, if at all, to vote such proxy.

DSM, as a matter of policy, votes proxies: for pooled investment vehicles that it manages; for ERISA accounts that require the investment manager to vote proxies, and as an accommodation to clients who ask DSM to vote their proxies.  Clients may wish to vote their own proxies.  DSM's standard non-ERISA agreement includes a statement that DSM does not generally vote proxies for clients.  Further, DSM does not vote proxies for unsupervised securities, or for proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time.  DSM also reserves the right to not accept a potential client account if DSM believes that a custom proxy policy is too undefined or too complex to implement.

Mutual Fund Proxies

DSM does not normally invest in stock mutual funds in the separate accounts of its clients and therefore does not generally take any action on these proposals.

Material Conflicts of Interest

DSM does not engage in any investment banking or corporate finance activities, nor does DSM produce research for publication.  However, DSM personnel may have interests in securities, instruments, and companies that may be purchased or sold by DSM for its clients’ accounts.

The interests of DSM and/or its personnel may conflict with the interests of DSM clients in connection with any proxy issue.  In addition, DSM may not be able to identify all of the conflicts of interest relating to any proxy matter.

If a potential conflict does arise, it is to be brought to the attention of the CCO to be resolved.

PROXY VOTING COMMITTEE

DSM has a Proxy Voting Committee (the "Committee") comprised of Stephen Memishian, Daniel Strickberger, Christopher Bertoni and Russell S. Katz.  The Committee is to administer DSM’s proxy voting policy.  The Committee will meet as necessary to discuss proxy issues.  In addition, on an annual basis, the Committee will review the proxy voting policy of the Third Party Administrator.

PROCEDURES

The Proxy Voting Committee will administer the voting of all client proxies.  DSM has engaged the Third Party Administrator to assist in issue analysis and the voting of client proxies.  Such entity will coordinate with each client’s custodian to help ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

An analysis of proxy issues and vote recommendations will be provided, or be made available, to DSM, by the Third Party Administrator.  The Proxy Voting Committee will notify the Third Party Administrator of any changes to the DSM policy voting policy or any deviations thereof.

Recordkeeping

DSM is required to maintain in an easily accessible place for five years all records relating to proxy voting.  These records include the following:

•	a copy of the proxy voting policy;

•	a copy of each proxy statement received on behalf of DSM’s Clients;

•	a record of each vote cast on behalf of DSM’s Clients;

•	a copy of all documents created by DSM’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a Client for information on how DSM voted proxies, as well as a copy of any written response.

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DSM reserves the right to maintain certain proxy records with the Third Party Administrator or any other entity in accordance with all applicable regulations.

Disclosure

Any client may obtain information about how DSM voted its security ballots (but not the security ballots of any other client) and/or a copy of DSM’s proxy voting policy, without cost, by calling 914-242-1900 or by writing to DSM at 116 Radio Circle Drive, Suite 200, Mount Kisco, New York 10549, Attn: Legal and Compliance.

Specific Proxy Issues

As noted above, while it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal.  The following are a sample of DSM’s position on certain corporate issues.

Operational Items – DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings, ratification of auditors (unless auditor has a financial interest, has rendered an inaccurate opinion, has poor accounting practices, or if fees for non-audit services are excessive), maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.

Board of Directors -- DSM normally supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors. Declassified boards are generally supported and cumulative voting of stock is generally opposed.  DSM also normally supports liability protections for directors but not protection for gross negligence, willful misconduct or fraud.  DSM prefers stock ownership by boards, but does not require it.

DSM will typically vote on director nominees on a case-by-case basis, withholding or voting against a nominee for attending less than 75% of meetings, sitting on more than six public company boards, or serving as CEOs of public companies while sitting on boards of more than two public companies besides their own.  DSM also generally votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests -- In contested elections, the following is commonly taken into account by DSM:  the target company’s long-term financial performance relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met.  DSM generally supports confidential voting.

Mergers and Corporate Restructuring -- For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration at least the following factors:

•	Valuation - is the value to be received (or paid) reasonable. Emphasis is placed on the offer premium, market reaction and strategic rationale;

•	Market Reaction - how has the market reacted to the proposed deal;

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Strategic Rationale - does the deal make sense strategically? Cost and revenue synergies should be reasonably achievable. Management needs to have a favorable track record of successful integration of historical acquisitions;

•	Negotiations and process - is the process fair and equitable;

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Conflicts of interest – will insiders benefit from the transaction disproportionately and inappropriately vs. non-insider shareholders. Could these interests have influenced certain directors or officers to support or recommend the merger;

•	Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction;

•	Dilution to existing shareholders;

•	Control issues, and

•	Other financial issues.

TSF-54BB-TST-GG-SAI-1607

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